UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23341

Name of Fund: BlackRock Funds IV

BlackRock Systematic Multi-Strategy Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds IV, 55 East 52nd

            Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item	1 – Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds IV

•	BlackRock Systematic Multi-Strategy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	BlackRock Systematic Multi-Strategy Fund

Investment Objective

BlackRock Systematic Multi-Strategy Fund’s (the “Fund”) investment objective is to seek total return comprised of current income and capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund outperformed the benchmark ICE BofAML 3-Month U.S. Treasury Bill Index, but underperformed its other benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Fund Strategies

Core allocation across fixed-income and equity markets to balance interest rate and credit exposures. Strategies in the core portfolio may include mortgages, duration and curve, investment grade corporates, emerging markets, securitized credit, dividend equities and high yield.

Long/short alpha strategies seek equity securities and equity derivatives, primarily total return swaps, within a global opportunity set. These strategies seek to identify opportunities through a systematic approach by evaluating predicted returns relative to risk for each security. These strategies seek to provide an uncorrelated source of defensive returns.

Long/short macro strategies seek to capture returns through tactical trades to fixed income and equity markets. These strategies seek to tactically allocate and time directional exposures across several asset classes, such as credit default swaps, U.S. Treasures, U.K. Gilts and index futures.

What factors influenced performance?

All three strategies contributed positively to the Fund’s relative performance. The defensive equity strategy was the largest contributor, driven by its ability to generate positive returns in down equity markets. This was especially true in February and March amid the swiftest bear market decline in history, as the strategy took advantage of increased volatility to post positive returns in both months. Investors’ preference for companies with healthy balance sheets and strong credit fundamentals matched well with the strategy’s insights, and the strategy played its role in protecting against arguably the most uncertain market environment in decades.

The Directional Asset Allocation (“DAA”) strategy struggled in the first quarter of 2020 amid the massive selloff in risk assets due to the coronavirus pandemic, as lockdowns disrupted both production and consumer spending. However, the strategy snapped back and was the key driver of returns in the second quarter, as it provided upside during the ensuing risk-on rally. The macro strategy was slightly positive over the period, contributing the most in March as it identified disparities in interest rates across global markets and generated outperformance in the down market.

Describe recent portfolio activity.

The Fund applied its systematic investment approach, which combines asset allocation, defensive equity long/short alpha, and macro strategies across diversified asset classes. The Fund seeks to provide diversified alpha sources for balanced, consistent returns over time through various market conditions.

Amid the first-quarter market decline, the Fund adjusted its strategic risk allocation across its three strategies in March for the first time ever. Specifically, the Fund increased its risk budget to the defensive equity strategy from 2% to 3). This was done to capture the differences in stock-specific returns in the equity market that were present during the highly volatile market environment during the period. Also, with interest rates in the United States at or near all-time lows, the defensive equity strategy is likely to provide less diversification in the future. Adding risk to the strategy should help improve resiliency and defensiveness within the portfolio by providing ballast to the Fund and generating positive returns in volatile markets.

In addition, the unprecedented nature of the market selloff in the first quarter and the unique market environment during the coronavirus pandemic prompted changes to the top-down asset allocation within the DAA strategy. After many asset classes retraced their losses later in the period, the Fund cautiously increased risk levels in the securitized credit, front end corporate, and high-quality high yield sectors.

The Fund continued to use leveraged strategies, which involve holding cash in order to back investments in to-be-announced mortgage derivative securities. Despite having a reported cash position exceeding 5%, the Fund’s investable cash position is negative due to unsettled forward transactions on derivatives, which had a positive impact on performance during the period.

Describe portfolio positioning at period end.

The Fund was focused on sectors in which trends and economic data support an ongoing recovery. The Fund’s positioning reflected the Fund’s success in defending against the market downturn in the first quarter while participating in the rally during the second quarter, giving investors more balanced returns across financial markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Systematic Multi-Strategy Fund

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Year		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.24%	5.28%	N/A	5.67%	N/A	5.14%	N/A
Investor A	4.08	4.97	0.77%	5.41	4.55%	4.89	4.06%
Investor C	3.78	4.25	3.25	4.62	4.62	4.10	4.10
ICE BofAML 3-Month U.S. Treasury Bill Index(d)	0.60	1.63	N/A	1.19	N/A	1.17	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(d)	6.14	8.74	N/A	4.30	N/A	4.12	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund invests in a range of global asset classes, with a focus on fixed and floating rate debt securities and equity securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Alternative Capital Strategies Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

(c)	The Fund commenced operations on May 19, 2015.
(d)

ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks 3-month U.S. Treasury securities. Effective January 1, 2020, the Fund’s Benchmark was renamed from ICE BofAML 3-Month U.S. Treasury Bill Index to ICE BofA U.S. Treasury Bill Index. Bloomberg Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,042.40	$4.82	$1,000.00	$1,020.14	$4.77	0.95%
Investor A	1,000.00	1,040.80	6.09	1,000.00	1,018.90	6.02	1.20
Investor C	1,000.00	1,037.80	9.88	1,000.00	1,015.17	9.77	1.95

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on Page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of June 30, 2020 (continued)	BlackRock Systematic Multi-Strategy Fund

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets (a)
U.S. Government Sponsored Agency Securities	49%
Corporate Bonds	42
Short-Term Securities	18
Asset-Backed Securities	7
Non-Agency Mortgage-Backed Securities	6
Common Stocks	5
U.S. Treasury Obligations	3
Other(b)	—
TBA Sales commitment	(3)
Liabilities in Excess of Other Assets	(27)

(a)	Does not include underlying investment in total return swaps.

INDUSTRY

	Percentage of Total Investments (b)
Industry	Long	Short	Total
Consumer Discretionary	6%	4%	10%
Industrials	5	3	8
Financials	6	2	8
Health Care	5	2	7
Information Technology	5	1	6
Consumer Staples	4	2	6
Energy	4	2	6
Communication Services	4	2	6
Materials	3	2	5
Utilities	2	1	3
Real Estate	2	1	3
Others(c)	32	—	32

	78%	22%	100%

(b)	Total investments include the gross notional values of long and short positions of the underlying derivative contracts utilized by the Fund and exclude short-term securities and TBA sale commitments.
(c)	Consist of Asset-Backed Securities (3%), Non-Agency Mortgaged-Backed Securities (3%), U.S. Government Sponsored Agency Obligations (24%) and U.S Treasury Obligations (2%).

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on page 5 (which are based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) are intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments (unaudited) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 5.0%

Aerospace & Defense — 0.1%
Lockheed Martin Corp.	4,028	$1,469,898

Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc.	19,247	1,521,668
United Parcel Service, Inc., Class B	14,235	1,582,647

		3,104,315

Beverages — 0.1%
Coca-Cola European Partners PLC	21,854	825,207

Biotechnology — 0.3%
AbbVie, Inc.	16,155	1,586,098
Amgen, Inc.	6,842	1,613,754
Gilead Sciences, Inc.	20,329	1,564,113

		4,763,965

Capital Markets — 0.0%
T. Rowe Price Group, Inc.	3,043	375,811

Chemicals — 0.1%
Sensient Technologies Corp.	29,330	1,529,853

Communications Equipment — 0.2%
Cisco Systems, Inc.	33,159	1,546,536
Juniper Networks, Inc.	63,476	1,451,061

		2,997,597

Containers & Packaging — 0.2%
Packaging Corp. of America	15,118	1,508,777
Sonoco Products Co.	29,925	1,564,778

		3,073,555

Diversified Telecommunication Services — 0.2%
AT&T, Inc.	49,303	1,490,430
Verizon Communications, Inc.	26,781	1,476,436

		2,966,866

Electric Utilities — 0.4%
Alliant Energy Corp.	22,866	1,093,909
American Electric Power Co., Inc.	18,392	1,464,739
Avangrid, Inc.	25,452	1,068,475
IDACORP, Inc.	11,410	996,892
Xcel Energy, Inc.	23,677	1,479,812

		6,103,827

Equity Real Estate Investment Trusts (REITs) — 0.1%
Public Storage	7,549	1,448,578

Food & Staples Retailing — 0.1%
Walgreens Boots Alliance, Inc.	36,244	1,536,383

Food Products — 0.6%
Archer-Daniels-Midland Co.	9,517	379,728
Campbell Soup Co.	31,082	1,542,600
Flowers Foods, Inc.	66,420	1,485,151
General Mills, Inc.	24,704	1,523,002
Ingredion, Inc.	14,327	1,189,141
J.M. Smucker Co.	14,213	1,503,878
Kraft Heinz Co.	18,642	594,493

		8,217,993

Gas Utilities — 0.1%
National Fuel Gas Co.	36,389	1,525,791

Health Care Providers & Services — 0.1%
CVS Health Corp.	23,748	1,542,908

Household Durables — 0.1%
Garmin Ltd.	16,071	1,566,922

Security	Shares	Value

Household Products — 0.2%
Kimberly-Clark Corp.	10,810	$1,527,993
Procter & Gamble Co.	12,887	1,540,899

		3,068,892

Industrial Conglomerates — 0.1%
3M Co.	9,534	1,487,209

IT Services — 0.3%
Automatic Data Processing, Inc.	10,209	1,520,018
International Business Machines Corp.	12,361	1,492,838
Western Union Co.	68,012	1,470,419

		4,483,275

Machinery — 0.1%
Illinois Tool Works, Inc.	2,279	398,483
PACCAR, Inc.	20,398	1,526,790

		1,925,273

Media — 0.0%
Omnicom Group, Inc.	6,675	364,455

Multi-Utilities — 0.5%
Ameren Corp.	18,221	1,282,030
CMS Energy Corp.	25,718	1,502,445
Consolidated Edison, Inc.	19,891	1,430,760
Dominion Energy, Inc.	17,891	1,452,391
WEC Energy Group, Inc.	16,622	1,456,918

		7,124,544

Pharmaceuticals — 0.2%
Merck & Co., Inc.	20,315	1,570,959
Pfizer, Inc.	45,076	1,473,985

		3,044,944

Road & Rail — 0.1%
Union Pacific Corp.	8,955	1,514,022

Semiconductors & Semiconductor Equipment — 0.3%
Maxim Integrated Products, Inc.	25,802	1,563,859
QUALCOMM, Inc.	17,407	1,587,693
Texas Instruments, Inc.	12,105	1,536,972

		4,688,524

Technology Hardware, Storage & Peripherals — 0.1%
NetApp, Inc.	8,735	387,572
Seagate Technology PLC	29,636	1,434,679

		1,822,251

Tobacco — 0.1%
Philip Morris International, Inc.	20,828	1,459,210

Trading Companies & Distributors — 0.1%
Watsco, Inc.	8,482	1,507,251

Total Common Stocks — 5.0% (Cost — $74,101,023)		75,539,319

	Par (000)

Asset-Backed Securities — 6.7%
American Credit Acceptance Receivables Trust, Series 2017-1, Class D, 3.54%, 03/13/23(a)	$803	806,256
AmeriCredit Automobile Receivables Trust, Class D:
Series 2016-3, 2.71%, 09/08/22	1,200	1,213,407
Series 2017-3, 3.18%, 07/18/23	150	153,655
Avant Loans Funding Trust(a):
Series 2018-A, Class B, 3.95%, 12/15/22	2	1,663

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Series 2019-A, Class A, 3.48%, 07/15/22	$33	$33,194
Series 2019-B, Class A, 2.72%, 10/15/26	851	852,529
Avid Automobile Receivables Trust, Series 2019-1, Class A, 2.62%, 02/15/24(a)	653	659,530
Conn’s Receivables Funding LLC, Class A(a):
Series 2018-A, 3.25%, 01/15/23	7	7,040
Series 2019-A, 3.40%, 10/16/23	47	46,054
Series 2019-B, 2.66%, 06/17/24	1,195	1,177,472
Consumer Loan Underlying Bond CLUB Credit Trust, Class A(a):
Series 2019-HP1, 2.59%, 12/15/26	1,664	1,671,231
Series 2019-P2, 2.47%, 10/15/26	1,551	1,553,676
Series 2020-P1, 2.26%, 03/15/28	5,293	5,297,456
Consumer Loan Underlying Bond Credit Trust(a):
Series 2018-P1, Class A, 3.39%, 07/15/25	7	7,054
Series 2018-P1, Class B, 4.07%, 07/15/25	2,500	2,484,127
Series 2018-P2, Class A, 3.47%, 10/15/25	16	15,645
Series 2019-P1, Class A, 2.94%, 07/15/26	438	439,873
CPS Auto Receivables Trust, Series 2020-B, Class A, 1.15%, 07/17/23(a)	3,897	3,903,876
Drive Auto Receivables Trust:
Series 2017-1, Class D, 3.84%, 03/15/23	98	99,308
Series 2017-2, Class D, 3.49%, 09/15/23	70	70,787
Series 2017-3, Class D, 3.53%, 12/15/23(a)	199	202,082
Series 2017-BA, Class D, 3.72%, 10/17/22(a)	43	43,186
Series 2018-2, Class D, 4.14%, 08/15/24	225	230,826
Series 2019-1, Class B, 3.41%, 06/15/23	200	201,036
Series 2019-2, Class B, 3.17%, 11/15/23	225	227,486
Series 2020-2, Class A2A, 0.85%, 07/17/23	1,990	1,992,158
Series 2020-2, Class A3, 0.83%, 05/15/24	1,150	1,153,190
Series 2020-2, Class D, 3.05%, 05/15/28	4,110	4,168,111
DT Auto Owner Trust, Series 2020-2A, Class A, 1.14%, 01/16/24(a)	6,010	6,020,585
Enva LLC, Series 2019-A(a):
Class A, 3.96%, 06/22/26	560	561,418
Class B, 6.17%, 06/22/26	250	244,415
Class C, 7.62%, 06/22/26	125	114,549
Exeter Automobile Receivables Trust(a):
Series 2018-4A, Class B, 3.64%, 11/15/22	38	38,491
Series 2019-1A, Class B, 3.45%, 02/15/23	169	169,697
Series 2020-1A, Class B, 2.26%, 04/15/24	3,070	3,101,007
Series 2020-2A, Class A, 1.13%, 08/15/23	9,900	9,913,616
Marlette Funding Trust(a):
Series 2017-3A, Class C, 4.01%, 12/15/24	2,036	2,036,029
Series 2018-3A, Class A, 3.20%, 09/15/28	2	1,963
Series 2018-3A, Class A, 2.69%, 09/17/29	500	502,319
Series 2018-3A, Class B, 3.86%, 09/15/28	300	298,405
Series 2018-4A, Class A, 3.71%, 12/15/28	3,410	3,442,708
Series 2019-1A, Class A, 3.44%, 04/16/29	56	56,413
Series 2019-2A, Class A, 3.13%, 07/16/29	183	184,725
Series 2019-4A, Class A, 2.39%, 12/17/29	963	966,760
Series 2020-1A, Class A, 2.24%, 03/15/30	1,474	1,478,331
OneMain Financial Issuance Trust, Series 2019-2A, Class A, 3.14%, 10/14/36(a)	500	527,789
Prosper Marketplace Issuance Trust, Class A(a):
Series 2019-1A, 3.54%, 04/15/25	12	12,008
Series 2019-2A, 3.20%, 09/15/25	66	66,575
Series 2019-3A, 3.19%, 07/15/25	8,368	8,401,345
Series 2019-4A, 2.48%, 02/17/26	481	481,273
Santander Drive Auto Receivables Trust:
Series 2016-3, Class D, 2.80%, 08/15/22	100	100,768
Series 2017-2, Class D, 3.49%, 07/17/23	250	254,272
Series 2018-2, Class D, 3.88%, 02/15/24	750	765,005

Security	Par (000)	Value

Asset-Backed Securities (continued)
Series 2018-4, Class C, 3.56%, 07/15/24	$1,200	$1,221,543
Series 2018-5, Class D, 4.19%, 12/16/24	50	51,477
Series 2019-3, Class B, 2.28%, 09/15/23	970	982,231
Santander Revolving Auto Loan Trust, Series 2019-A, Class A, 2.51%, 01/26/32(a)	650	679,769
SoFi Consumer Loan Program LLC, Class A(a):
Series 2016-2A, 3.09%, 10/27/25	2	1,762
Series 2016-3, 3.05%, 12/26/25	1	1,409
Series 2017-1, 3.28%, 01/26/26	21	21,077
Series 2017-3, 2.77%, 05/25/26	13	12,747
SoFi Consumer Loan Program Trust, Series 2018-1, Class A2, 3.14%, 02/25/27(a)	56	56,275
Upgrade Receivables Trust, Class A(a):
Series 2019-1A, 3.48%, 03/15/25	8	7,945
Series 2019-2A, 2.77%, 10/15/25	392	392,527
Upstart Securitization Trust, Class A(a):
Series 2019-3, 2.68%, 01/21/30	8,815	8,865,592
Series 2020-1, 2.32%, 04/22/30	4,073	4,075,626
Westlake Automobile Receivables Trust(a):
Series 2017-1A, Class D, 3.46%, 10/17/22	95	94,997
Series 2018-1A, Class D, 3.41%, 05/15/23	200	202,603
Series 2018-2A, Class B, 3.20%, 01/16/24	16	16,141
Series 2018-3A, Class B, 3.32%, 10/16/23	100	100,640
Series 2018-3A, Class C, 3.61%, 10/16/23	4,000	4,075,372
Series 2018-3A, Class D, 4.00%, 10/16/23	100	102,023
Series 2019-1A, Class B, 3.26%, 10/17/22	5,000	5,075,648
Series 2019-2A, Class B, 2.62%, 07/15/24	1,250	1,266,639
Series 2020-2A, Class B, 1.32%, 07/15/25	5,240	5,251,654

Total Asset-Backed Securities — 6.7% (Cost — $100,643,767)		101,008,071

Corporate Bonds — 41.6%

Aerospace & Defense — 0.7%
Arconic, Inc., 5.90%, 02/01/27	525	556,631
Boeing Co.:
4.51%, 05/01/23	760	802,886
4.88%, 05/01/25	2,080	2,266,791
5.04%, 05/01/27	170	187,477
5.15%, 05/01/30	130	144,954
Bombardier, Inc.(a):
6.00%, 10/15/22	100	70,000
6.13%, 01/15/23	50	34,390
7.88%, 04/15/27	175	114,625
General Dynamics Corp., 3.25%, 04/01/25	350	388,158
Global Aircraft Leasing Co. Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 09/15/24(a)(b)	50	35,500
Howmet Aerospace, Inc., 6.88%, 05/01/25	3,080	3,341,372
Lockheed Martin Corp., 1.85%, 06/15/30	70	71,953
Moog, Inc., 4.25%, 12/15/27(a)	400	388,000
Signature Aviation US Holdings, Inc.(a):
5.38%, 05/01/26	10	10,007
4.00%, 03/01/28	125	112,969
SSL Robotics LLC, 9.75%, 12/31/23(a)	150	160,500
TransDigm, Inc.:
8.00%, 12/15/25(a)	115	120,864
6.25%, 03/15/26(a)	750	748,140
6.38%, 06/15/26	100	91,098
7.50%, 03/15/27	50	47,975
5.50%, 11/15/27	550	479,985
United Technologies Corp., 3.95%, 08/16/25	130	147,919

		10,322,194

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Air Freight & Logistics — 0.0%
XPO Logistics, Inc.(a):
6.50%, 06/15/22	$7	$7,009
6.25%, 05/01/25	90	94,275

		101,284

Airlines — 0.2%
American Airlines Group, Inc., 3.75%, 03/01/25(a)	455	211,525
Delta Air Lines, Inc., 7.38%, 01/15/26	1,700	1,644,577
Southwest Airlines Co., 4.75%, 05/04/23	660	677,998

		2,534,100

Auto Components — 0.7%
Adient US LLC(a):
9.00%, 04/15/25	105	113,106
7.00%, 05/15/26	50	51,750
Allison Transmission, Inc.(a):
5.00%, 10/01/24	50	49,875
5.88%, 06/01/29	310	322,400
Clarios Global LP/Clarios US Finance Co., 8.50%, 05/15/27(a)	10	10,050
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.38%, 12/15/25	100	99,000
6.25%, 05/15/26	610	610,427
5.25%, 05/15/27	300	289,500
Jaguar Land Rover Automotive PLC, 4.50%, 10/01/27(a)	200	157,000
Meritor, Inc., 6.25%, 06/01/25(a)	325	328,250
PACCAR Financial Corp., 1.90%, 02/07/23	325	336,358
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 6.25%, 05/15/26(a)	65	67,031
Tesla, Inc., 5.30%, 08/15/25(a)	625	625,000
Toyota Motor Corp., 2.76%, 07/02/29	30	32,964
Toyota Motor Credit Corp.:
1.80%, 10/07/21	1,130	1,147,961
2.65%, 04/12/22	200	207,183
2.90%, 03/30/23	2,090	2,212,575
3.00%, 04/01/25	2,700	2,934,448
ZF North America Capital, Inc., 4.75%, 04/29/25(a)	150	149,982

		9,744,860

Automobiles — 0.1%
Ford Motor Co.:
8.50%, 04/21/23	750	793,125
9.00%, 04/22/25	185	200,207
4.35%, 12/08/26	200	186,560
9.63%, 04/22/30	240	284,232
4.75%, 01/15/43	250	196,950
General Motors Co., 5.40%, 10/02/23	160	173,001
Winnebago Industries, Inc., 6.25%, 07/15/28(a)(c)	140	140,000

		1,974,075

Banks — 1.9%
Australia & New Zealand Banking Group Ltd., 2.05%, 11/21/22	925	959,161
Bank of America NA (3 mo. LIBOR US + 0.65%), 3.34%, 01/25/23(d)	500	521,805
Bank of Montreal:
2.90%, 03/26/22	100	104,225
2.05%, 11/01/22	625	645,347
1.85%, 05/01/25	440	455,531
Bank of New York Mellon Corp., 1.85%, 01/27/23	315	325,778
Barclays PLC:
(3 mo. LIBOR US + 2.45%), 2.85%, 05/07/26(d)	1,150	1,201,593
5.20%, 05/12/26	400	444,960
(3 mo. LIBOR US + 3.05%), 5.09%, 06/20/30(d)	200	227,043

Security	Par (000)	Value

Banks (continued)
Canadian Imperial Bank of Commerce:
0.95%, 06/23/23	$1,330	$1,334,480
2.25%, 01/28/25	480	500,834
CIT Group, Inc.:
5.00%, 08/15/22	500	510,625
5.00%, 08/01/23	420	428,358
6.13%, 03/09/28	25	26,947
Citibank NA, 3.65%, 01/23/24	400	438,816
Credit Suisse AG:
2.80%, 04/08/22	2,110	2,189,063
1.00%, 05/05/23	1,000	1,005,436
Fifth Third Bank, 1.80%, 01/30/23	585	600,659
First Republic Bank, (Secured Overnight Financing Rate + 0.62%), 1.91%, 02/12/24(d)	1,085	1,110,236
HSBC Holdings PLC:
4.00%, 03/30/22	50	52,766
(3 mo. LIBOR US + 1.06%), 3.26%, 03/13/23(d)	200	207,192
HSBC USA, Inc.:
2.75%, 08/07/20	380	380,851
3.50%, 06/23/24	400	435,865
Huntington National Bank, 1.80%, 02/03/23	570	586,269
Intesa Sanpaolo SpA(a):
5.02%, 06/26/24	200	204,932
5.71%, 01/15/26	400	421,503
KeyCorp., 2.25%, 04/06/27	335	351,441
MUFG Union Bank NA, 3.15%, 04/01/22	250	260,505
National Australia Bank Ltd., 1.88%, 12/13/22	250	257,849
National Bank of Canada, 2.10%, 02/01/23	1,550	1,593,244
Royal Bank of Canada:
2.80%, 04/29/22	200	208,206
1.60%, 04/17/23	460	471,888
Santander Holdings USA, Inc., 3.45%, 06/02/25	1,700	1,770,865
Santander UK PLC, 2.10%, 01/13/23	335	346,370
Toronto-Dominion Bank:
1.90%, 12/01/22	785	810,522
2.65%, 06/12/24	200	214,017
Truist Bank, 2.80%, 05/17/22	100	104,068
Truist Financial Corp.:
3.05%, 06/20/22	100	104,526
1.20%, 08/05/25	3,520	3,563,754
Wells Fargo & Co.:
4.60%, 04/01/21	500	515,470
(3 mo. LIBOR US + 0.83%), 2.41%, 10/30/25(d)	640	666,239
Wells Fargo Bank NA(d):
(3 mo. LIBOR US + 0.61%), 2.90%, 05/27/22	300	305,930
(3 mo. LIBOR US + 0.65%), 2.08%, 09/09/22	1,890	1,920,492
Westpac Banking Corp., 2.00%, 01/13/23	160	165,649

		28,951,310

Beverages — 0.8%
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 07/15/22	80	83,090
Coca-Cola Co.:
1.75%, 09/06/24	400	418,974
2.95%, 03/25/25	1,000	1,100,525
1.65%, 06/01/30	1,040	1,059,267
Constellation Brands, Inc., 2.88%, 05/01/30	310	328,456
Diageo Capital PLC:
2.13%, 10/24/24	560	589,005
2.38%, 10/24/29	405	432,365
2.00%, 04/29/30	2,710	2,803,637
Keurig Dr. Pepper, Inc., 4.06%, 05/25/23	1,320	1,438,551
PepsiCo, Inc.:
0.75%, 05/01/23	140	141,274

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
2.25%, 03/19/25	$850	$908,416
2.63%, 03/19/27	535	584,845
2.75%, 03/19/30	810	902,886
1.63%, 05/01/30	940	957,250

		11,748,541

Building Materials — 0.1%
Allegion US Holding Co., Inc., 3.20%, 10/01/24	100	104,322
James Hardie International Finance DAC, 5.00%, 01/15/28(a)	700	714,000
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/23	10	9,956

		828,278

Building Products — 0.1%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(a)	355	357,662
Builders FirstSource, Inc.(a):
6.75%, 06/01/27	160	163,800
5.00%, 03/01/30	370	347,800
Griffon Corp., 5.75%, 03/01/28(a)	270	266,625
Louisiana-Pacific Corp., 4.88%, 09/15/24	25	25,193
Masonite International Corp., 5.38%, 02/01/28(a)	400	409,000
Standard Industries, Inc.(a):
5.38%, 11/15/24	35	35,963
4.75%, 01/15/28	25	25,344

		1,631,387

Capital Markets — 1.6%
AG Issuer LLC, 6.25%, 03/01/28(a)	270	251,100
Ameriprise Financial, Inc., 3.00%, 04/02/25	860	933,447
Brookfield Asset Management, Inc., 4.00%, 01/15/25	1,000	1,101,119
Brookfield Finance, Inc.:
4.00%, 04/01/24	1,000	1,084,335
3.90%, 01/25/28	605	664,115
FS KKR Capital Corp.:
4.63%, 07/15/24	150	149,468
4.13%, 02/01/25	105	101,407
Goldman Sachs Group, Inc.:
5.25%, 07/27/21	150	157,501
2.35%, 11/15/21	490	493,118
5.75%, 01/24/22	500	539,420
3.20%, 02/23/23	1,500	1,591,581
(3 mo. LIBOR US + 1.05%), 2.91%, 06/05/23(d)	790	818,941
3.63%, 02/20/24	700	761,148
4.00%, 03/03/24	1,000	1,105,596
3.50%, 04/01/25	2,895	3,174,389
3.75%, 05/22/25	75	83,098
(3 mo. LIBOR US + 1.20%), 3.27%, 09/29/25(d)	125	134,710
3.75%, 02/25/26	75	83,647
3.50%, 11/16/26	35	38,492
(3 mo. LIBOR US + 1.16%), 3.81%, 04/23/29(d)	1,515	1,712,637
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(d)	250	290,872
2.60%, 02/07/30	1,090	1,142,969
LPL Holdings, Inc.(a):
5.75%, 09/15/25	50	50,625
4.63%, 11/15/27	90	88,875
Morgan Stanley:
5.75%, 01/25/21	1,060	1,091,654
2.63%, 11/17/21	50	51,397
2.75%, 05/19/22	550	571,805
4.88%, 11/01/22	25	27,187
3.13%, 01/23/23	550	583,168
3.70%, 10/23/24	25	27,722
(Secured Overnight Financing Rate + 1.99%), 2.19%, 04/28/26(d)	1,310	1,363,984

Security	Par (000)	Value

Capital Markets (continued)
(3 mo. LIBOR US + 1.34%), 3.59%, 07/22/28(d)	$325	$365,456
(Secured Overnight Financing Rate + 1.14%), 2.70%, 01/22/31(d)	1,590	1,684,265
Nomura Holdings, Inc., 2.65%, 01/16/25	1,620	1,689,823

		24,009,071

Chemicals — 0.9%
Air Products and Chemicals, Inc.:
1.85%, 05/15/27	2,380	2,493,760
2.05%, 05/15/30	255	267,649
Ashland LLC, 4.75%, 08/15/22	4	4,215
Blue Cube Spinco LLC, 9.75%, 10/15/23	250	257,500
Celanese US Holdings LLC, 3.50%, 05/08/24	45	47,501
CF Industries, Inc.:
4.95%, 06/01/43	325	350,285
5.38%, 03/15/44	150	162,195
Chemours Co., 5.38%, 05/15/27	775	700,360
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23(a)	25	24,500
DuPont de Nemours, Inc., 3.77%, 11/15/20	1,330	1,345,161
Element Solutions, Inc., 5.88%, 12/01/25(a)	500	504,844
FMC Corp., 3.20%, 10/01/26	207	223,453
International Flavors & Fragrances, Inc., 4.45%, 09/26/28	1,300	1,479,373
Methanex Corp., 5.25%, 12/15/29	200	176,440
OCI NV, 6.63%, 04/15/23(a)	200	201,000
Olin Corp.:
9.50%, 06/01/25(a)	350	390,250
5.13%, 09/15/27	50	46,750
5.63%, 08/01/29	500	460,010
PolyOne Corp.:
5.25%, 03/15/23	35	37,800
5.75%, 05/15/25(a)	1,200	1,234,500
Sherwin-Williams Co.:
3.45%, 06/01/27	640	716,065
2.95%, 08/15/29	1,640	1,763,064
Tronox, Inc., 6.50%, 05/01/25(a)	105	106,050
Valvoline, Inc., 4.38%, 08/15/25(a)	170	170,850
WESCO Distribution, Inc.(a):
7.13%, 06/15/25	405	426,518
7.25%, 06/15/28	270	285,525

		13,875,618

Commercial Services & Supplies — 0.2%
Cimpress PLC, 7.00%, 06/15/26(a)	290	267,525
GFL Environmental, Inc.(a):
7.00%, 06/01/26	60	62,100
5.13%, 12/15/26	180	186,300
IHS Markit Ltd.:
4.13%, 08/01/23	35	38,269
3.63%, 05/01/24	80	85,784
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(a)	100	100,500
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(a)	100	102,875
United Rentals North America, Inc.:
4.63%, 10/15/25	50	50,250
6.50%, 12/15/26	500	525,000
5.50%, 05/15/27	500	515,000
4.88%, 01/15/28	50	51,250
5.25%, 01/15/30	50	51,625
4.00%, 07/15/30	155	149,921
Waste Connections, Inc., 2.60%, 02/01/30	1,110	1,171,223

		3,357,622

Communications Equipment — 0.2%
CommScope Technologies LLC, 6.00%, 06/15/25(a)	25	24,143

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Communications Equipment (continued)
CommScope, Inc., 8.25%, 03/01/27(a)	$50	$51,385
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(a)	25	21,250
Motorola Solutions, Inc.:
4.00%, 09/01/24	54	59,568
4.60%, 02/23/28	50	56,866
4.60%, 05/23/29	600	692,397
National Rural Utilities Cooperative Finance Corp.:
1.75%, 01/21/22	1,030	1,052,239
3.70%, 03/15/29	100	114,954
ViaSat, Inc.(a):
5.63%, 09/15/25	100	95,750
5.63%, 04/15/27	400	409,500
6.50%, 07/15/28	1,035	1,035,217

		3,613,269

Construction & Engineering — 0.1%
AECOM:
5.88%, 10/15/24	50	54,000
5.13%, 03/15/27	700	752,500
Brand Industrial Services, Inc., 8.50%, 07/15/25(a)	25	22,500
TopBuild Corp., 5.63%, 05/01/26(a)	1,000	1,010,000
Tutor Perini Corp., 6.88%, 05/01/25(a)	300	285,750

		2,124,750

Construction Materials — 0.0%
PulteGroup, Inc., 6.00%, 02/15/35	100	115,100

Consumer Discretionary — 0.0%
Carnival Corp., 11.50%, 04/01/23(a)	19	20,615
Royal Caribbean Cruises Ltd.(a):
10.88%, 06/01/23	50	51,378
9.13%, 06/15/23	90	89,212
11.50%, 06/01/25	130	135,649

		296,854

Consumer Finance — 1.4%
Ally Financial, Inc.:
5.13%, 09/30/24	25	26,997
5.75%, 11/20/25	150	160,506
8.00%, 11/01/31	100	129,032
American Express Co.:
2.20%, 10/30/20	2,450	2,461,250
3.70%, 11/05/21	500	519,975
2.75%, 05/20/22	100	103,824
2.50%, 08/01/22	50	51,782
3.40%, 02/27/23	50	53,492
2.50%, 07/30/24	290	306,945
Capital One Financial Corp.:
2.40%, 10/30/20	85	85,373
3.45%, 04/30/21	26	26,544
3.20%, 01/30/23	660	695,092
Caterpillar Financial Services Corp.:
1.95%, 11/18/22	1,525	1,578,006
Series I, 2.65%, 05/17/21	125	127,492
Curo Group Holdings Corp., 8.25%, 09/01/25(a)	50	39,985
Equifax, Inc., 2.60%, 12/15/25	105	111,849
Ford Motor Credit Co. LLC:
4.25%, 09/20/22	250	245,053
4.38%, 08/06/23	1,000	982,380
5.58%, 03/18/24	400	403,880
5.13%, 06/16/25	350	350,140
4.39%, 01/08/26	1,650	1,571,097
goeasy Ltd., 5.38%, 12/01/24(a)	55	53,350

Security	Par (000)	Value

Consumer Finance (continued)
Mastercard, Inc.:
2.95%, 11/21/26	$380	$427,181
3.30%, 03/26/27	210	237,844
3.50%, 02/26/28	30	34,459
2.95%, 06/01/29	260	292,310
Navient Corp.:
5.00%, 10/26/20	15	14,938
6.63%, 07/26/21	25	24,500
7.25%, 09/25/23	100	97,739
6.13%, 03/25/24	50	47,500
5.88%, 10/25/24	25	23,485
6.75%, 06/25/25	200	190,750
6.75%, 06/15/26	150	138,750
5.00%, 03/15/27	450	378,000
OneMain Finance Corp., 8.88%, 06/01/25	710	759,026
PayPal Holdings, Inc.:
2.20%, 09/26/22	3,055	3,161,942
1.35%, 06/01/23	900	917,562
2.40%, 10/01/24	170	180,431
2.65%, 10/01/26	205	222,780
2.85%, 10/01/29	350	380,717
2.30%, 06/01/30	695	725,883
Refinitiv US Holdings, Inc.(a):
6.25%, 05/15/26	15	15,900
8.25%, 11/15/26	20	21,659
Springleaf Finance Corp:
6.13%, 05/15/22	50	50,919
6.88%, 03/15/25	250	256,484
7.13%, 03/15/26	490	507,145
6.63%, 01/15/28	100	99,000
5.38%, 11/15/29	245	229,075
Springleaf Finance Corp., 6.13%, 03/15/24	100	101,625
Verscend Escrow Corp., 9.75%, 08/15/26(a)	15	16,115
Visa, Inc.:
1.90%, 04/15/27	300	313,566
2.05%, 04/15/30	1,210	1,267,903

		21,219,232

Containers & Packaging — 0.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a):
5.25%, 04/30/25	820	840,492
5.25%, 08/15/27	400	392,952
Ball Corp.:
4.00%, 11/15/23	15	15,562
5.25%, 07/01/25	50	54,687
4.88%, 03/15/26	200	217,500
Berry Global, Inc.:
5.13%, 07/15/23	100	100,625
4.88%, 07/15/26(a)	150	152,250
Cascades Inc/Cascades USA, Inc.(a):
5.13%, 01/15/26	200	203,000
5.38%, 01/15/28	1,100	1,116,500
Clearwater Paper Corp., 5.38%, 02/01/25(a)	35	35,262
Graphic Packaging International LLC, 3.50%, 03/15/28(a)	250	248,050
Greif, Inc., 6.50%, 03/01/27(a)	10	10,179
Mauser Packaging Solutions Holding Co.(a):
5.50%, 04/15/24	25	24,555
7.25%, 04/15/25	100	90,677
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(a):
5.13%, 07/15/23	25	25,190
7.00%, 07/15/24	100	100,281

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Containers & Packaging (continued)
Sealed Air Corp.(a):
5.50%, 09/15/25	$25	$26,875
4.00%, 12/01/27	200	200,000
Silgan Holdings, Inc., 4.13%, 02/01/28(a)	207	205,189

		4,059,826

Diversified Consumer Services — 0.2%
APX Group, Inc., 6.75%, 02/15/27(a)	670	632,312
Carriage Services, Inc., 6.63%, 06/01/26(a)	400	420,500
Graham Holdings Co., 5.75%, 06/01/26(a)	40	41,365
Prime Security Services Borrower LLC/Prime Finance, Inc.(a):
5.25%, 04/15/24	100	102,250
5.75%, 04/15/26	800	829,600
6.25%, 01/15/28	185	174,363
Service Corp. International:
5.38%, 05/15/24	750	764,062
4.63%, 12/15/27	50	52,125
5.13%, 06/01/29	55	59,180
ServiceMaster Co. LLC, 5.13%, 11/15/24(a)	125	126,719

		3,202,476

Diversified Financial Services — 5.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
5.00%, 10/01/21	200	202,257
4.50%, 09/15/23(c)	2,245	2,245,263
6.50%, 07/15/25	985	1,032,777
Air Lease Corp., 3.38%, 07/01/25	715	716,223
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26(a)	20	21,000
Ally Financial, Inc., 3.05%, 06/05/23	220	222,644
Altice France Holding SA(a):
10.50%, 05/15/27	400	440,620
6.00%, 02/15/28	455	429,693
Ares Capital Corp.:
3.63%, 01/19/22	1,180	1,200,060
3.50%, 02/10/23	300	301,534
4.20%, 06/10/24	880	901,060
4.25%, 03/01/25	50	51,119
3.25%, 07/15/25	850	824,935
Banco Santander SA, 2.75%, 05/28/25	800	829,052
Bank of America Corp.:
5.63%, 07/01/20	520	520,000
(3 mo. LIBOR US + 0.63%), 2.33%, 10/01/21(d)	480	481,953
3.30%, 01/11/23	2,000	2,134,553
(3 mo. LIBOR US + 1.16%), 3.12%, 01/20/23(d)	1,200	1,242,917
(3 mo. LIBOR US + 1.02%), 2.88%, 04/24/23(d)	50	51,829
(3 mo. LIBOR US + 0.79%), 3.00%, 12/20/23(d)	3,253	3,416,984
(3 mo. LIBOR US + 0.94%), 3.86%, 07/23/24(d)	2,410	2,611,623
4.00%, 01/22/25	480	530,090
(3 mo. LIBOR US + 0.97%), 3.46%, 03/15/25(d)	200	216,928
3.88%, 08/01/25	1,000	1,132,232
(Secured Overnight Financing Rate + 1.15%), 1.32%, 06/19/26(d)	8,520	8,542,170
(3 mo. LIBOR US + 1.06%), 3.56%, 04/23/27(d)	500	558,041
(3 mo. LIBOR US + 1.31%), 4.27%, 07/23/29(d)	305	359,737
Carrier Global Corp.(a):
1.92%, 02/15/23	55	56,065
2.24%, 02/15/25	95	97,130
Citigroup, Inc.:
2.90%, 12/08/21	500	515,070
4.50%, 01/14/22	50	52,990
2.75%, 04/25/22	1,100	1,140,010

Security	Par (000)	Value

Diversified Financial Services (continued)
(Secured Overnight Financing Rate + 0.87%), 2.31%, 11/04/22(d)	$500	$509,859
(3 mo. LIBOR US + 0.95%), 2.88%, 07/24/23(d)	1,385	1,441,417
(Secured Overnight Financing Rate + 1.67%), 1.68%, 05/15/24(d)	1,960	1,999,047
(3 mo. LIBOR US + 1.02%), 4.04%, 06/01/24(d)	50	54,360
(3 mo. LIBOR US + 0.90%), 3.35%, 04/24/25(d)	225	243,108
(Secured Overnight Financing Rate + 2.75%), 3.11%, 04/08/26(d)	3,135	3,371,928
4.45%, 09/29/27	240	274,000
(3 mo. LIBOR US + 1.15%), 3.52%, 10/27/28(d)	590	650,209
Credit Acceptance Corp., 6.63%, 03/15/26	360	361,458
Deutsche Bank AG:
4.50%, 04/01/25	1,400	1,373,230
(5 year USD Swap + 2.25%), 4.30%, 05/24/28(d)	900	822,653
(5 year USD ICE Swap + 2.55%), 4.88%, 12/01/32(d)	900	836,091
General Motors Financial Co., Inc.:
4.20%, 03/01/21	50	50,665
3.20%, 07/06/21	550	556,089
4.20%, 11/06/21	65	66,659
3.45%, 04/10/22	50	50,983
3.55%, 07/08/22	690	707,432
3.25%, 01/05/23	50	51,089
4.15%, 06/19/23	195	203,820
5.10%, 01/17/24	375	400,836
4.00%, 01/15/25	1,000	1,045,357
2.75%, 06/20/25	1,815	1,792,686
Horizon Pharma USA, Inc., 5.50%, 08/01/27(a)	1,950	2,028,722
Intercontinental Exchange, Inc.:
3.75%, 12/01/25	2,105	2,398,563
3.75%, 09/21/28	1,740	2,032,899
Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.25%, 06/03/26(a)	200	186,500
John Deere Capital Corp.:
2.30%, 06/07/21	200	203,414
2.60%, 03/07/24	40	42,632
JPMorgan Chase & Co.:
2.40%, 06/07/21	500	508,526
3.25%, 09/23/22	1,000	1,055,955
2.97%, 01/15/23	600	621,281
(3 mo. LIBOR US + 0.70%), 3.21%, 04/01/23(d)	2,700	2,811,122
(3 mo. LIBOR US + 0.94%), 2.78%, 04/25/23(d)	790	817,885
3.88%, 09/10/24	25	27,719
(3 mo. LIBOR US + 1.00%), 4.02%, 12/05/24(d)	3,150	3,470,964
3.13%, 01/23/25	50	54,494
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(d)	50	53,839
3.30%, 04/01/26	650	726,527
(3 mo. LIBOR US + 1.34%), 3.78%, 02/01/28(d)	300	339,280
(3 mo. LIBOR US + 0.95%), 3.51%, 01/23/29(d)	750	837,766
(3 mo. LIBOR US + 1.26%), 4.20%, 07/23/29(d)	35	41,036
(3 mo. LIBOR US + 1.16%), 3.70%, 05/06/30(d)	955	1,097,047
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 02/01/27(a)	230	184,000
Murphy Oil USA, Inc.:
5.63%, 05/01/27	500	516,250
4.75%, 09/15/29	900	920,250
National Rural Utilities Cooperative Finance Corp., 2.40%, 03/15/30	1,105	1,178,939
ORIX Corp., 2.90%, 07/18/22	25	25,880
Picasso Finance Sub, Inc., 6.13%, 06/15/25(a)	260	265,850
Quicken Loans, Inc., 5.75%, 05/01/25(a)	15	15,334
Royal Bank of Scotland Group PLC, (1 year CMT + 2.15%), 2.36%, 05/22/24(d)	470	482,523

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
S&P Global, Inc.:
4.40%, 02/15/26	$100	$117,697
2.50%, 12/01/29	115	124,320
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/25	25	24,291
Spectrum Brands, Inc., 5.00%, 10/01/29(a)	20	19,750
Stena International SA, 6.13%, 02/01/25(a)	200	191,000
Sumitomo Mitsui Financial Group, Inc.:
2.35%, 01/15/25	360	376,240
1.47%, 07/08/25(c)	4,182	4,187,119
UniCredit SpA, (5 year USD ICE Swap + 4.75%), 5.46%, 06/30/35(a)(d)	275	277,236
Voyager Aviation Holdings LLC/Voyager Finance Co., 8.50%, 08/15/21(a)	25	18,250

		78,222,635

Diversified Telecommunication Services — 1.0%
AT&T, Inc.:
3.20%, 03/01/22	40	41,737
3.80%, 03/15/22	1,500	1,579,326
3.60%, 02/17/23	2,470	2,651,191
3.80%, 03/01/24	580	637,483
3.55%, 06/01/24	1,500	1,641,224
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	25	27,001
CenturyLink, Inc.:
5.13%, 12/15/26(a)	495	493,762
4.00%, 02/15/27(a)	285	276,806
Series G, 6.88%, 01/15/28	50	53,185
Series P, 7.60%, 09/15/39	50	53,812
Series S, 6.45%, 06/15/21	50	51,135
Series W, 6.75%, 12/01/23	100	107,479
Series Y, 7.50%, 04/01/24	25	27,471
Embarq Corp., 8.00%, 06/01/36	125	140,375
Frontier Communications Corp., 8.50%, 04/01/26(a)	60	56,700
Level 3 Financing, Inc.:
5.13%, 05/01/23	500	500,000
5.38%, 01/15/24	100	100,750
5.25%, 03/15/26	25	25,688
4.63%, 09/15/27(a)	95	95,712
Telecom Italia Capital SA:
6.00%, 09/30/34	200	217,400
7.20%, 07/18/36	200	238,000
7.72%, 06/04/38	50	62,912
Verizon Communications, Inc.:
5.15%, 09/15/23	2,000	2,277,449
3.38%, 02/15/25	3,000	3,337,926
3.00%, 03/22/27	440	488,109

		15,182,633

Electric Utilities — 0.8%
AEP Texas, Inc., 3.95%, 06/01/28	50	56,868
Atlantic City Electric Co., 4.00%, 10/15/28	50	58,159
Avangrid, Inc., 3.80%, 06/01/29	100	115,768
Berkshire Hathaway Energy Co.:
4.05%, 04/15/25(a)	330	377,302
3.25%, 04/15/28	100	113,094
Commonwealth Edison Co., 2.20%, 03/01/30	170	178,389
Consolidated Edison Co. of New York, Inc., Series 20A, 3.35%, 04/01/30	330	374,766
Dominion Energy, Inc.:
Series B, 2.75%, 01/15/22	50	51,211
4.25%, 06/01/28	165	190,172
3.38%, 04/01/30	310	342,187
DPL, Inc., 4.35%, 04/15/29	200	202,576

Security	Par (000)	Value

Electric Utilities (continued)
DTE Electric Co., 2.63%, 03/01/31	$390	$422,283
DTE Energy Co.:
Series C, 3.40%, 06/15/29	130	140,433
Series D, 3.70%, 08/01/23	380	408,307
Duke Energy Corp.:
3.05%, 08/15/22	50	52,060
3.75%, 04/15/24	1,180	1,292,010
3.40%, 06/15/29	255	286,685
Duke Energy Florida LLC, 1.75%, 06/15/30	115	116,571
Entergy Texas, Inc., 4.00%, 03/30/29	50	58,354
Evergy, Inc., 2.90%, 09/15/29	100	106,771
Eversource Energy:
Series L, 2.90%, 10/01/24	800	858,057
Series N, 3.80%, 12/01/23	100	109,455
Exelon Generation Co. LLC, 3.25%, 06/01/25	770	831,371
FirstEnergy Corp., Series A, 1.60%, 01/15/26	150	151,323
Florida Power & Light Co., 2.85%, 04/01/25	35	38,352
Georgia Power Co.:
3.25%, 03/30/27	50	54,156
Series B, 2.65%, 09/15/29	700	732,743
Interstate Power and Light Co., 2.30%, 06/01/30	310	315,844
MidAmerican Energy Co., 3.65%, 04/15/29	310	369,979
NextEra Energy Capital Holdings, Inc.:
2.80%, 01/15/23	1,080	1,137,440
2.75%, 05/01/25	145	156,934
3.50%, 04/01/29	150	169,682
2.75%, 11/01/29	85	91,456
NextEra Energy Operating Partners LP(a):
4.25%, 07/15/24	30	30,338
4.25%, 09/15/24	275	276,639
4.50%, 09/15/27	100	104,533
Pacific Gas and Electric Co.:
1.75%, 06/16/22	330	330,528
2.10%, 08/01/27	35	34,638
PG&E Corp., 5.25%, 07/01/30	80	80,456
PSEG Power LLC, 3.85%, 06/01/23	100	108,122
Southern California Edison Co., 2.85%, 08/01/29	115	121,527
Talen Energy Supply LLC(a):
10.50%, 01/15/26	25	19,750
7.25%, 05/15/27	60	59,700
6.63%, 01/15/28	850	831,937
Union Electric Co.:
3.50%, 03/15/29	50	57,837
2.95%, 03/15/30	240	267,939

		12,284,702

Electrical Equipment — 0.1%
Roper Technologies, Inc.:
3.65%, 09/15/23	830	902,497
2.35%, 09/15/24	90	94,856
2.00%, 06/30/30	75	75,056

		1,072,409

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., 2.05%, 03/01/25	105	109,267
CDW LLC/CDW Finance Corp.:
5.50%, 12/01/24	100	108,729
4.13%, 05/01/25	220	220,275
4.25%, 04/01/28	605	616,531
Flex Ltd., 4.88%, 05/12/30	340	375,488
Honeywell International, Inc., 2.30%, 08/15/24	380	404,329
Jabil, Inc., 3.60%, 01/15/30	110	115,192
Keysight Technologies, Inc.:
4.55%, 10/30/24	2,000	2,233,500

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronic Equipment, Instruments & Components (continued)
4.60%, 04/06/27	$130	$153,010
3.00%, 10/30/29	80	86,552
Trimble, Inc., 4.90%, 06/15/28	760	872,383

		5,295,256

Energy Equipment & Services — 0.0%
Archrock Partners LP/Archrock Partners Finance Corp., 6.25%, 04/01/28(a)	250	227,500
National Oilwell Varco, Inc., 3.60%, 12/01/29	43	42,077
SESI LLC, 7.13%, 12/15/21(a)	50	22,000
Transocean, Inc., 8.00%, 02/01/27(a)	50	27,594
Weatherford International Ltd., 11.00%, 12/01/24(a)	100	69,750

		388,921

Environmental, Maintenance, & Security Service — 0.0%
Tervita Corp., 7.63%, 12/01/21(a)	25	19,625

Equity Real Estate Investment Trusts (REITs) — 0.9%
American Campus Communities Operating Partnership LP, 3.88%, 01/30/31	170	178,426
American Tower Corp.:
3.50%, 01/31/23	2,545	2,719,242
2.95%, 01/15/25	200	217,548
3.95%, 03/15/29	100	113,820
2.90%, 01/15/30	665	709,780
Brixmor Operating Partnership LP, 4.05%, 07/01/30	120	122,732
Camden Property Trust:
3.15%, 07/01/29	1,000	1,108,657
2.80%, 05/15/30	220	238,000
CoreCivic, Inc.:
5.00%, 10/15/22	25	24,500
4.75%, 10/15/27	50	41,500
EPR Properties, 3.75%, 08/15/29	30	26,167
Federal Realty Investment Trust, 3.50%, 06/01/30	1,315	1,387,061
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)	150	141,750
Iron Mountain, Inc.(a):
4.88%, 09/15/27	50	48,709
4.88%, 09/15/29	30	29,175
5.25%, 07/15/30	340	334,900
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(a)	280	286,300
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24	50	51,751
4.63%, 06/15/25(a)	210	205,355
5.75%, 02/01/27	160	164,000
MPT Operating Partnership LP/MPT Finance Corp.:
5.00%, 10/15/27	1,100	1,130,250
4.63%, 08/01/29	50	50,250
Omega Healthcare Investors, Inc.:
4.50%, 04/01/27	350	366,685
3.63%, 10/01/29	1,000	978,964
Public Storage, 3.39%, 05/01/29	450	519,777
Realty Income Corp., 3.25%, 01/15/31	480	519,315
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(a)	100	89,000
Service Properties Trust:
7.50%, 09/15/25	170	179,101
4.95%, 10/01/29	750	636,095
Welltower, Inc., 4.00%, 06/01/25	565	624,488

		13,243,298

Food & Staples Retailing — 1.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC, 4.63%, 01/15/27(a)	230	230,000
B&G Foods, Inc., 5.25%, 09/15/27	1,000	1,002,500

Security	Par (000)	Value

Food & Staples Retailing (continued)
Campbell Soup Co.:
3.95%, 03/15/25	$2,500	$2,807,714
4.15%, 03/15/28	1,570	1,807,371
2.38%, 04/24/30	2,160	2,237,242
Costco Wholesale Corp.:
1.38%, 06/20/27	385	393,161
1.60%, 04/20/30	2,885	2,913,346
Dollar General Corp., 3.50%, 04/03/30	250	280,810
Kroger Co., 2.20%, 05/01/30	40	41,603
Lamb Weston Holdings, Inc.(a):
4.63%, 11/01/24	500	518,750
4.88%, 11/01/26	50	51,750
4.88%, 05/15/28	110	116,546
McCormick & Co., Inc.:
3.15%, 08/15/24	300	324,862
2.50%, 04/15/30	155	161,691
Walmart, Inc.:
3.25%, 10/25/20	1,040	1,048,030
3.13%, 06/23/21	850	873,692

		14,809,068

Food Products — 1.1%
Archer-Daniels-Midland Co., 2.75%, 03/27/25	800	868,112
Conagra Brands, Inc., 4.60%, 11/01/25	570	657,006
General Mills, Inc.:
4.00%, 04/17/25	690	779,347
2.88%, 04/15/30	640	696,820
JBS USA LUX SA/JBS USA Finance, Inc.(a):
5.88%, 07/15/24	25	25,344
5.75%, 06/15/25	50	50,438
6.75%, 02/15/28	200	210,875
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(a):
6.50%, 04/15/29	50	53,062
5.50%, 01/15/30	1,100	1,127,500
Kraft Heinz Foods Co.:
4.63%, 01/30/29	500	539,001
3.75%, 04/01/30(a)	1,000	1,032,567
4.25%, 03/01/31(a)	1,500	1,590,440
6.88%, 01/26/39	500	618,115
5.00%, 06/04/42	500	526,803
5.20%, 07/15/45	500	542,235
4.38%, 06/01/46	500	491,546
Mondelez International, Inc.:
0.63%, 07/01/22	5,035	5,033,867
2.13%, 04/13/23	200	207,146
3.63%, 05/07/23	100	107,695
1.50%, 05/04/25	585	596,724
Performance Food Group, Inc., 5.50%, 10/15/27(a)	30	28,950
Pilgrim’s Pride Corp.(a):
5.75%, 03/15/25	100	99,708
5.88%, 09/30/27	125	125,025
Post Holdings, Inc.(a):
5.00%, 08/15/26	50	50,188
5.75%, 03/01/27	25	25,813
5.63%, 01/15/28	50	51,750
4.63%, 04/15/30	300	293,640
Simmons Foods, Inc., 5.75%, 11/01/24(a)	50	47,500

		16,477,217

Gas Utilities — 0.0%
National Fuel Gas Co., 3.95%, 09/15/27	40	39,221
NiSource, Inc., 3.65%, 06/15/23	45	48,605
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/29	50	57,009

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas Utilities (continued)
Sempra Energy, 3.40%, 02/01/28	$50	$54,701
Suburban Propane Partners LP/Suburban Energy Finance Corp.:
5.50%, 06/01/24	50	49,500
5.88%, 03/01/27	225	222,750

		471,786

Health Care Equipment & Supplies — 0.5%
Abbott Laboratories, 3.40%, 11/30/23	70	76,238
Avantor, Inc., 6.00%, 10/01/24(a)	200	209,000
Baxter International, Inc.:
3.75%, 10/01/25(a)	940	1,070,971
2.60%, 08/15/26	1,605	1,762,169
Becton Dickinson and Co.:
2.89%, 06/06/22	30	31,067
2.82%, 05/20/30	225	238,075
Biogen, Inc., 2.25%, 05/01/30	1,540	1,552,569
Boston Scientific Corp., 3.38%, 05/15/22	50	52,247
DH Europe Finance II Sarl:
2.05%, 11/15/22	1,075	1,110,229
2.60%, 11/15/29	110	117,063
Hill-Rom Holdings, Inc.(a):
5.00%, 02/15/25	25	25,755
4.38%, 09/15/27	25	25,594
Hologic, Inc., 4.38%, 10/15/25(a)	200	201,958
Medtronic, Inc., 3.15%, 03/15/22	118	123,722
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 7.25%, 02/01/28(a)	60	60,989
Teleflex, Inc.:
4.88%, 06/01/26	75	77,250
4.63%, 11/15/27	250	264,302
4.25%, 06/01/28(a)	75	76,875
Zimmer Biomet Holdings, Inc., 3.55%, 03/20/30	460	497,201

		7,573,274

Health Care Providers & Services — 0.9%
Anthem, Inc.:
2.95%, 12/01/22	25	26,346
2.38%, 01/15/25	95	100,828
Centene Corp.:
4.75%, 01/15/25	500	511,885
5.25%, 04/01/25(a)	100	102,967
5.38%, 06/01/26(a)	530	549,430
5.38%, 08/15/26(a)	85	88,418
4.25%, 12/15/27	500	515,955
4.63%, 12/15/29	500	527,500
3.38%, 02/15/30	580	585,632
CHS/Community Health Systems, Inc.:
6.25%, 03/31/23	100	94,125
8.00%, 03/15/26(a)	400	378,080
Cigna Corp., 3.20%, 09/17/20	315	316,760
DaVita, Inc.:
5.13%, 07/15/24	25	25,438
4.63%, 06/01/30(a)	755	751,376
Encompass Health Corp.:
5.75%, 11/01/24	15	15,000
4.50%, 02/01/28	195	187,028
4.75%, 02/01/30	250	238,750
HCA, Inc.:
5.88%, 02/15/26	100	109,625
5.25%, 06/15/26	100	115,532
5.38%, 09/01/26	10	10,888
5.63%, 09/01/28	110	122,787
5.88%, 02/01/29	280	316,845
3.50%, 09/01/30	325	313,031

Security	Par (000)	Value

Health Care Providers & Services (continued)
Humana, Inc., 4.88%, 04/01/30	$150	$185,218
LifePoint Health, Inc.(a):
6.75%, 04/15/25	110	113,575
4.38%, 02/15/27	195	184,275
MEDNAX, Inc., 6.25%, 01/15/27(a)	100	100,000
Molina Healthcare, Inc., 4.38%, 06/15/28(a)	1,520	1,518,100
Quest Diagnostics, Inc., 2.95%, 06/30/30	1,060	1,119,247
Select Medical Corp., 6.25%, 08/15/26(a)	525	530,749
Tenet Healthcare Corp.:
6.75%, 06/15/23	75	74,438
4.63%, 07/15/24	300	293,937
7.50%, 04/01/25(a)	280	297,850
4.88%, 01/01/26(a)	600	584,250
6.25%, 02/01/27(a)	100	99,250
5.13%, 11/01/27(a)	300	296,010
Thermo Fisher Scientific, Inc., 4.13%, 03/25/25	855	974,847
UnitedHealth Group, Inc.:
3.35%, 07/15/22	250	265,344
2.38%, 10/15/22	500	523,151
3.10%, 03/15/26	50	55,799
2.00%, 05/15/30	585	612,453

		13,832,719

Health Care Technology — 0.0%
IQVIA, Inc., 5.00%, 10/15/26(a)	200	205,740

Hotels, Restaurants & Leisure — 1.1%
1011778 BC ULC/New Red Finance, Inc.(a):
4.25%, 05/15/24	200	200,354
5.75%, 04/15/25	1,295	1,359,750
5.00%, 10/15/25	125	124,264
3.88%, 01/15/28	55	53,359
Boyd Gaming Corp., 6.00%, 08/15/26	10	9,347
Cedar Fair LP, 5.25%, 07/15/29(a)	15	13,575
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(a)	310	311,550
Churchill Downs, Inc., 5.50%, 04/01/27(a)	500	489,400
Colt Merger Sub, Inc.(a)(c):
5.75%, 07/01/25	90	90,513
6.25%, 07/01/25	915	909,281
Darden Restaurants, Inc., 3.85%, 05/01/27	10	10,311
Eldorado Resorts, Inc., 6.00%, 09/15/26	6	6,482
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23	850	904,740
5.25%, 06/01/25	1,210	1,315,754
5.30%, 01/15/29	515	557,271
4.00%, 01/15/31	180	178,695
Golden Nugget, Inc., 6.75%, 10/15/24(a)	50	35,938
Hilton Domestic Operating Co., Inc.:
5.38%, 05/01/25(a)	45	45,000
5.13%, 05/01/26	125	124,454
4.88%, 01/15/30	375	369,375
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.63%, 04/01/25	100	97,771
4.88%, 04/01/27	50	48,813
International Game Technology PLC, 5.25%, 01/15/29(a)	365	356,495
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a):
5.25%, 06/01/26	1,125	1,153,125
4.75%, 06/01/27	125	128,125

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Las Vegas Sands Corp.:
3.20%, 08/08/24	$1,790	$1,783,823
3.50%, 08/18/26	360	358,980
3.90%, 08/08/29	267	263,394
McDonald’s Corp.:
2.75%, 12/09/20	930	938,139
1.45%, 09/01/25	105	107,646
MGM Resorts International:
7.75%, 03/15/22	100	102,000
6.75%, 05/01/25	500	495,040
5.50%, 04/15/27	98	94,325
Scientific Games International, Inc.(a):
8.63%, 07/01/25(c)	40	37,388
5.00%, 10/15/25	25	23,082
7.00%, 05/15/28	50	40,000
7.25%, 11/15/29	100	80,000
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(a)	1,000	1,033,750
Starbucks Corp.:
1.30%, 05/07/22	160	162,276
3.55%, 08/15/29	40	45,550
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26(a)	510	537,601
Wyndham Destinations, Inc.:
5.40%, 04/01/24	100	96,500
5.75%, 04/01/27	300	288,750
4.63%, 03/01/30(a)	100	92,000
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)	50	48,125
Wyndham Worldwide Corp., 3.90%, 03/01/23	100	93,355
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(a):
4.25%, 05/30/23	50	47,000
5.50%, 03/01/25	50	45,750
Yum! Brands, Inc., 4.75%, 01/15/30(a)	300	304,500

		16,012,716

Household Durables — 0.3%
Beazer Homes USA, Inc.:
5.88%, 10/15/27	100	95,500
7.25%, 10/15/29	60	58,200
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.(a):
6.25%, 09/15/27	285	272,548
4.88%, 02/15/30	600	501,360
KB Home, 4.80%, 11/15/29	300	294,750
Lennar Corp.:
4.13%, 01/15/22	100	101,250
5.88%, 11/15/24	50	54,637
4.75%, 11/29/27	50	54,250
M/I Homes, Inc., 4.95%, 02/01/28	575	571,406
Mattamy Group Corp.(a):
5.25%, 12/15/27	40	39,800
4.63%, 03/01/30	310	297,600
MDC Holdings, Inc.:
5.50%, 01/15/24	50	53,500
6.00%, 01/15/43	200	210,500
Meritage Homes Corp., 5.13%, 06/06/27	100	103,000
Newell Brands, Inc.:
4.70%, 04/01/26	750	787,057
5.88%, 04/01/36	50	53,313
PulteGroup, Inc.:
5.50%, 03/01/26	100	109,060
5.00%, 01/15/27	200	214,000
Shea Homes LP/Shea Homes Funding Corp.(a):
6.13%, 04/01/25	24	24,120
4.75%, 02/15/28	655	622,250

Security	Par (000)	Value

Household Durables (continued)
Taylor Morrison Communities, Inc.(a):
5.88%, 06/15/27	$100	$103,574
5.75%, 01/15/28	100	103,000
Toll Brothers Finance Corp., 4.35%, 02/15/28	25	25,938
TRI Pointe Group, Inc., 5.70%, 06/15/28	250	253,750
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/24	50	51,351

		5,055,714

Household Products — 0.0%
Energizer Holdings, Inc., 4.75%, 06/15/28(a)(c)	170	166,765

Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp.(a):
5.25%, 06/01/26	250	252,427
4.50%, 02/15/28	145	141,375
5.13%, 03/15/28	345	338,100
Clearway Energy Operating LLC:
5.75%, 10/15/25	40	41,300
4.75%, 03/15/28(a)	580	591,565
NRG Energy, Inc.:
6.63%, 01/15/27	100	104,375
5.75%, 01/15/28	750	791,250
5.25%, 06/15/29(a)	150	157,500
TerraForm Power Operating LLC(a):
4.25%, 01/31/23	550	556,875
5.00%, 01/31/28	75	78,188

		3,052,955

Industrial Conglomerates — 0.3%
3M Co.:
3.00%, 09/14/21	457	470,696
2.25%, 03/15/23	425	444,051
2.65%, 04/15/25	680	735,387
BWX Technologies, Inc., 4.13%, 06/30/28(a)	1,245	1,241,888
General Electric Co., 3.63%, 05/01/30	185	185,209
Vertical US Newco, Inc., 5.25%, 07/15/27(a)(c)	660	660,000

		3,737,231

Insurance — 0.6%
Acrisure LLC/Acrisure Finance, Inc.(a):
8.13%, 02/15/24	100	103,970
7.00%, 11/15/25	50	47,813
AmWINS Group, Inc., 7.75%, 07/01/26(a)	40	42,000
Aon Corp., 2.80%, 05/15/30	405	433,316
Brighthouse Financial, Inc., 5.63%, 05/15/30	250	277,499
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 05/01/25(a)	265	286,200
Marsh & McLennan Cos., Inc.:
3.88%, 03/15/24	1,425	1,576,350
3.50%, 03/10/25	200	221,316
4.38%, 03/15/29	1,880	2,238,545
2.25%, 11/15/30	215	223,116
Progressive Corp., 3.95%, 03/26/50	80	101,490
Radian Group, Inc.:
4.50%, 10/01/24	50	48,250
6.63%, 03/15/25	2,095	2,147,375
Trinity Acquisition PLC, 3.50%, 09/15/21	50	51,225
Willis North America, Inc.:
4.50%, 09/15/28	130	151,549
2.95%, 09/15/29	395	418,130

		8,368,144

Interactive Media & Services — 0.6%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(a)	1,000	1,017,500

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Interactive Media & Services (continued)
Match Group Holdings II LLC, 4.63%, 06/01/28(a)	$335	$337,931
Match Group Inc.(a):
5.63%, 02/15/29	35	36,895
4.13%, 08/01/30	1,680	1,644,821
Netflix, Inc.:
5.50%, 02/15/22	350	364,962
3.63%, 06/15/25(a)	660	664,950
4.88%, 04/15/28	100	106,927
5.88%, 11/15/28	150	170,812
6.38%, 05/15/29	500	580,000
5.38%, 11/15/29(a)	500	547,600
4.88%, 06/15/30(a)	1,000	1,072,500
NortonLifeLock, Inc., 5.00%, 04/15/25(a)	750	761,250
Uber Technologies, Inc.(a):
7.50%, 05/15/25	395	397,962
8.00%, 11/01/26	450	457,875
VeriSign, Inc.:
4.63%, 05/01/23	35	35,219
5.25%, 04/01/25	300	332,250
4.75%, 07/15/27	150	157,574

		8,687,028

Internet & Direct Marketing Retail — 0.8%
Alibaba Group Holding Ltd.:
2.80%, 06/06/23	1,500	1,567,725
3.60%, 11/28/24	2,400	2,610,216
3.40%, 12/06/27	900	994,464
4.20%, 12/06/47	200	246,000
Amazon.com, Inc., 1.50%, 06/03/30	3,620	3,663,808
Booking Holdings, Inc., 4.63%, 04/13/30	153	180,589
GrubHub Holdings, Inc., 5.50%, 07/01/27(a)	350	358,312
JD.com, Inc., 3.38%, 01/14/30	1,920	2,041,008

		11,662,122

IT Services — 0.2%
Camelot Finance SA, 4.50%, 11/01/26(a)	1,380	1,380,000
Fair Isaac Corp., 4.00%, 06/15/28(a)	90	90,225
Gartner, Inc., 4.50%, 07/01/28(a)	505	510,909
Global Payments, Inc.:
4.00%, 06/01/23	50	54,203
2.90%, 05/15/30	350	367,274
International Business Machines Corp.:
2.85%, 05/13/22	700	732,387
3.00%, 05/15/24	150	162,435
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, 07/15/25(a)	50	50,875
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(a)	25	22,500
Science Applications International Corp., 4.88%, 04/01/28(a)	170	168,990
Xerox Corp., 4.13%, 03/15/23	100	99,850

		3,639,648

Leisure Products — 0.0%
Hasbro, Inc., 3.55%, 11/19/26	145	153,227

Machinery — 0.2%
Colfax Corp., 6.00%, 02/15/24(a)	60	61,875
Deere & Co., 2.75%, 04/15/25	150	163,802
Hillenbrand, Inc., 5.75%, 06/15/25	320	331,200
Mueller Water Products, Inc., 5.50%, 06/15/26(a)	5	5,175
Navistar International Corp.(a):
9.50%, 05/01/25	755	809,020
6.63%, 11/01/25	200	189,500

Security	Par (000)	Value

Machinery (continued)
Otis Worldwide Corp.(a):
2.29%, 04/05/27	$65	$67,878
2.57%, 02/15/30	125	131,333
Tennant Co., 5.63%, 05/01/25	100	101,000
Westinghouse Air Brake Technologies Corp., 3.20%, 06/15/25	1,105	1,125,992

		2,986,775

Media — 1.7%
Altice Financing SA, 5.00%, 01/15/28(a)	205	203,639
Altice France SA, 7.38%, 05/01/26(a)	200	208,560
AMC Entertainment Holdings, Inc., 10.50%, 04/15/25(a)	110	89,177
AMC Networks, Inc., 4.75%, 08/01/25	25	24,630
Banijay Entertainment SASU, 5.38%, 03/01/25(a)	200	195,500
Block Communications, Inc., 4.88%, 03/01/28(a)	60	59,267
CCO Holdings LLC/CCO Holdings Capital Corp.(a):
5.88%, 04/01/24	175	180,469
5.75%, 02/15/26	25	25,859
5.13%, 05/01/27	250	258,650
5.00%, 02/01/28	100	103,250
5.38%, 06/01/29	100	105,500
4.75%, 03/01/30	2,405	2,460,772
4.50%, 08/15/30	810	826,200
4.50%, 05/01/32	500	506,250
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.46%, 07/23/22	1,640	1,749,213
4.50%, 02/01/24	2,800	3,097,954
5.05%, 03/30/29	500	590,204
2.80%, 04/01/31	1,475	1,494,207
Clear Channel Worldwide Holdings, Inc.:
9.25%, 02/15/24	50	46,380
5.13%, 08/15/27(a)	200	192,000
CSC Holdings LLC:
5.25%, 06/01/24	200	210,500
5.50%, 05/15/26(a)	200	205,274
6.50%, 02/01/29(a)	900	984,375
5.75%, 01/15/30(a)	400	416,600
Diamond Sports Group LLC/Diamond Sports Finance Co.(a):
5.38%, 08/15/26	200	144,750
6.63%, 08/15/27	50	26,625
DISH DBS Corp.:
5.88%, 07/15/22	100	101,680
5.00%, 03/15/23	450	448,920
5.88%, 11/15/24	475	472,625
7.75%, 07/01/26	1,075	1,139,500
7.38%, 07/01/28(a)(c)	510	506,813
Fox Corp., 4.03%, 01/25/24	35	38,796
Gray Television, Inc., 5.88%, 07/15/26(a)	14	13,935
GTT Communications, Inc., 7.88%, 12/31/24(a)	50	26,250
Hughes Satellite Systems Corp.:
5.25%, 08/01/26	135	139,617
6.63%, 08/01/26	309	320,705
Liberty Interactive LLC, 8.25%, 02/01/30	300	291,909
MDC Partners, Inc., 6.50%, 05/01/24(a)	100	93,000
Sable International Finance Ltd., 5.75%, 09/07/27(a)	400	407,152
Sirius XM Radio, Inc.(a):
4.63%, 07/15/24	150	153,750
5.38%, 04/15/25	35	35,945
5.00%, 08/01/27	500	511,035
5.50%, 07/01/29	625	657,887
4.13%, 07/01/30	945	934,567

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
TEGNA, Inc.(a):
4.63%, 03/15/28	$590	$542,800
5.00%, 09/15/29	100	93,617
Time Warner Cable LLC, 4.00%, 09/01/21	170	174,524
Univision Communications, Inc.(a):
5.13%, 02/15/25	15	14,128
9.50%, 05/01/25	85	90,100
Virgin Media Finance PLC, 5.00%, 07/15/30(a)	695	679,508
Virgin Media Secured Finance PLC(a):
5.50%, 05/15/29	1,000	1,045,000
4.50%, 08/15/30	1,000	1,001,250
Walt Disney Co., 1.65%, 09/01/22	230	235,353
Zayo Group Holdings Inc.(a):
4.00%, 03/01/27	505	480,538
6.13%, 03/01/28	310	301,475

		25,358,184

Metals & Mining — 0.6%
Alcoa Nederland Holding BV, 6.13%, 05/15/28(a)	200	204,876
Allegheny Technologies, Inc., 5.88%, 12/01/27	50	46,250
ArcelorMittal SA, 4.55%, 03/11/26	1,500	1,520,136
Arconic Corp.(a):
6.00%, 05/15/25	500	516,875
6.13%, 02/15/28	600	599,850
Cleveland-Cliffs, Inc.(a):
9.88%, 10/17/25	123	129,021
6.75%, 03/15/26	180	173,700
Commercial Metals Co., 5.75%, 04/15/26	1,750	1,793,750
Compass Minerals International, Inc., 6.75%, 12/01/27(a)	100	105,000
FMG Resources August 2006 Pty, Ltd., 4.50%, 09/15/27(a)	65	65,024
Freeport-McMoRan, Inc.:
3.55%, 03/01/22	7	7,000
3.88%, 03/15/23	600	600,000
5.00%, 09/01/27	100	100,469
4.13%, 03/01/28	200	194,000
5.25%, 09/01/29	50	51,250
4.25%, 03/01/30	250	242,500
5.40%, 11/14/34	100	98,844
5.45%, 03/15/43	25	24,500
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(a)	25	24,875
Hudbay Minerals, Inc., 7.63%, 01/15/25(a)	50	47,500
Kaiser Aluminum Corp.(a):
6.50%, 05/01/25	305	315,294
4.63%, 03/01/28	400	382,528
Kinross Gold Corp., 5.95%, 03/15/24	240	269,780
Mineral Resources Ltd., 8.13%, 05/01/27(a)	350	371,875
New Gold, Inc.(a):
6.25%, 11/15/22	100	101,062
7.50%, 07/15/27	220	226,972
Novelis Corp., 4.75%, 01/30/30(a)	185	176,675
United States Steel Corp., 12.00%, 06/01/25(a)	340	348,500

		8,738,106

Multi-Utilities — 0.0%
Ameren Corp., 3.50%, 01/15/31	140	157,166
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.63%, 05/20/24	45	46,674
5.75%, 05/20/27	100	105,750
Southwest Gas Corp., 2.20%, 06/15/30	25	25,662

		335,252

Security	Par (000)	Value

Oil, Gas & Consumable Fuels — 3.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.38%, 09/15/24	$100	$85,199
5.75%, 01/15/28(a)	500	395,000
Antero Resources Corp., 5.13%, 12/01/22	500	361,250
Apache Corp.:
4.25%, 01/15/30	745	644,022
5.10%, 09/01/40	1,000	821,552
4.75%, 04/15/43	250	201,272
Baytex Energy Corp., 8.75%, 04/01/27(a)	150	79,500
BP Capital Markets America, Inc., 2.52%, 09/19/22	500	519,170
Buckeye Partners LP:
4.15%, 07/01/23	100	97,280
3.95%, 12/01/26	100	94,230
4.50%, 03/01/28(a)	130	121,550
5.85%, 11/15/43	50	43,390
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25(a)	475	458,375
Canadian Natural Resources Ltd., 2.95%, 01/15/23	600	620,441
Cenovus Energy, Inc.:
4.25%, 04/15/27	500	452,845
6.75%, 11/15/39	600	584,198
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25	2,045	2,291,979
Cheniere Energy Partners LP:
5.63%, 10/01/26	135	134,325
Series WI, 5.25%, 10/01/25	150	149,505
Cheniere Energy, Inc., (4.88% PIK), 4.88%, 05/28/21(a)(b)(c)(e)	395	398,832
Chesapeake Energy Corp., 11.50%, 01/01/25(a)	75	8,565
Chevron Corp.:
1.55%, 05/11/25	1,480	1,521,954
2.00%, 05/11/27	140	146,595
2.24%, 05/11/30	170	178,034
CNX Resources Corp.:
5.88%, 04/15/22	64	63,158
7.25%, 03/14/27(a)	875	805,000
Comstock Resources, Inc.:
7.50%, 05/15/25(a)	50	45,313
9.75%, 08/15/26	50	46,750
Continental Resources, Inc.:
4.50%, 04/15/23	300	287,160
4.38%, 01/15/28	60	52,813
4.90%, 06/01/44	300	238,875
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27(a)	150	125,053
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)	25	22,406
DCP Midstream Operating LP:
5.38%, 07/15/25	130	129,025
5.13%, 05/15/29	500	479,690
6.75%, 09/15/37(a)	50	44,865
Energy Transfer Operating LP, 4.05%, 03/15/25	995	1,055,826
EnLink Midstream Partners LP:
4.85%, 07/15/26	50	37,015
5.60%, 04/01/44	100	61,000
EOG Resources, Inc., 4.38%, 04/15/30	140	167,025
EQM Midstream Partners LP:
4.13%, 12/01/26	1,000	916,870
6.50%, 07/01/27(a)	415	425,051
EQT Corp.:
6.13%, 02/01/25	775	772,303
3.90%, 10/01/27	1,000	812,290
7.00%, 02/01/30	250	257,507

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.:
2.02%, 08/16/24	$300	$313,155
2.99%, 03/19/25	950	1,031,496
Genesis Energy LP/Genesis Energy Finance Corp., 6.50%, 10/01/25	250	213,750
Hess Corp., 4.30%, 04/01/27	1,255	1,299,637
Hess Midstream Operations LP(a):
5.63%, 02/15/26	200	197,898
5.13%, 06/15/28	1,050	1,010,541
Hilcorp Energy I LP/Hilcorp Finance Co.(a):
5.75%, 10/01/25	50	42,500
6.25%, 11/01/28	120	96,300
MEG Energy Corp., 6.50%, 01/15/25(a)	42	39,191
Murphy Oil Corp.:
5.75%, 08/15/25	75	67,125
5.88%, 12/01/27	80	70,400
6.38%, 12/01/42	50	38,795
NGL Energy Partners LP/NGL Energy Finance Corp.:
7.50%, 11/01/23	50	41,500
7.50%, 04/15/26	135	102,600
NuStar Logistics LP:
6.00%, 06/01/26	95	92,150
5.63%, 04/28/27	50	48,250
Occidental Petroleum Corp.:
2.90%, 08/15/24	2,500	2,136,200
8.50%, 07/15/27(c)	265	264,669
3.50%, 08/15/29	817	597,717
8.88%, 07/15/30(c)	415	414,481
6.45%, 09/15/36	800	676,000
4.40%, 04/15/46	1,250	871,900
4.40%, 08/15/49	500	345,000
ONEOK Partners LP:
3.38%, 10/01/22	650	672,756
4.90%, 03/15/25	200	217,124
ONEOK, Inc., 2.75%, 09/01/24	155	156,381
Parsley Energy LLC/Parsley Finance Corp.(a):
5.25%, 08/15/25	500	480,175
4.13%, 02/15/28	160	144,800
PBF Holding Co. LLC/PBF Finance Corp.:
9.25%, 05/15/25(a)	580	619,150
7.25%, 06/15/25	50	45,375
6.00%, 02/15/28(a)	185	153,550
PBF Logistics LP / PBF Logistics Finance Corp., 6.88%, 05/15/23	750	714,375
Phillips 66 Partners LP, 2.45%, 12/15/24	280	288,199
QEP Resources, Inc., 5.25%, 05/01/23	100	66,000
Range Resources Corp.:
5.88%, 07/01/22	38	34,960
5.00%, 03/15/23	100	86,000
9.25%, 02/01/26(a)	1,600	1,438,496
Rockies Express Pipeline LLC, 4.80%, 05/15/30(a)	200	184,000
Sabine Pass Liquefaction LLC:
4.20%, 03/15/28	1,700	1,824,875
4.50%, 05/15/30(a)	1,960	2,176,000
Shell International Finance BV, 2.00%, 11/07/24	790	826,958
SM Energy Co., 10.00%, 01/15/25(a)	129	122,470
Southwestern Energy Co.:
4.10%, 03/15/22	100	95,460
6.20%, 01/23/25	700	599,375
7.50%, 04/01/26	550	481,415
7.75%, 10/01/27	100	87,000
Suncor Energy, Inc., 3.10%, 05/15/25	1,040	1,110,810

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27	$100	$99,000
Series WI, 5.50%, 02/15/26	100	97,000
Series WI, 5.88%, 03/15/28	250	248,165
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a):
5.50%, 09/15/24	100	90,307
5.50%, 01/15/28	650	562,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.88%, 04/15/26	285	282,150
6.88%, 01/15/29	200	209,500
5.50%, 03/01/30(a)	350	337,967
Teekay Offshore Partners LP/Teekay Offshore Finance Corp., 8.50%, 07/15/23(a)	300	264,000
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 05/15/30(a)	110	117,472
Transocean Guardian Ltd., 5.88%, 01/15/24(a)	4	3,631
W&T Offshore, Inc., 2018 Term Loan, 9.75%, 11/01/23(a)	200	125,200
Western Midstream Operating LP:
4.65%, 07/01/26	250	239,450
4.75%, 08/15/28	500	478,750
5.30%, 03/01/48	750	608,437
Williams Cos., Inc., 3.60%, 03/15/22	770	800,192
WPX Energy, Inc.:
5.25%, 10/15/27	500	467,094
5.88%, 06/15/28	294	282,519

		45,204,101

Paper & Forest Products — 0.0%
Boise Cascade Co., 5.63%, 09/01/24(a)	450	453,375
Norbord, Inc., 5.75%, 07/15/27(a)	15	15,300

		468,675

Personal Products — 0.4%
Avon International Capital PLC, 6.50%, 08/15/22(a)	100	98,000
Avon International Operations, Inc., 7.88%, 08/15/22(a)	25	25,037
Procter & Gamble Co.:
2.45%, 03/25/25	230	249,618
2.80%, 03/25/27	965	1,073,138
3.00%, 03/25/30	2,100	2,404,252
Unilever Capital Corp.:
3.00%, 03/07/22	650	678,171
2.20%, 05/05/22	1,030	1,060,504

		5,588,720

Pharmaceuticals — 2.1%
AbbVie, Inc.:
3.38%, 11/14/21	300	310,824
3.45%, 03/15/22(a)	1,670	1,736,900
2.90%, 11/06/22	600	629,450
2.30%, 11/21/22(a)	1,120	1,158,505
2.60%, 11/21/24(a)	3,940	4,182,750
3.20%, 11/21/29(a)	890	979,348
AmerisourceBergen Corp.:
3.45%, 12/15/27	849	949,266
2.80%, 05/15/30	310	326,560
AstraZeneca PLC:
2.38%, 11/16/20	1,470	1,481,138
3.50%, 08/17/23	100	108,130
Bausch Health Americas, Inc., 8.50%, 01/31/27(a)	25	26,531
Bausch Health Cos., Inc.(a):
7.00%, 03/15/24	100	103,750

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
5.75%, 08/15/27	$600	$636,000
5.00%, 01/30/28	135	127,101
7.25%, 05/30/29	125	131,250
5.25%, 01/30/30	85	80,644
Bristol-Myers Squibb Co.(a):
2.25%, 08/15/21	100	101,875
3.55%, 08/15/22	600	637,095
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(a)	10	10,381
Charles River Laboratories International, Inc., 4.25%, 05/01/28(a)	1,025	1,024,477
CVS Health Corp.:
2.80%, 07/20/20	1,150	1,151,034
3.35%, 03/09/21	1,250	1,274,800
3.50%, 07/20/22	1,000	1,053,492
2.63%, 08/15/24	85	90,759
GlaxoSmithKline Capital PLC, 3.13%, 05/14/21	900	922,028
GlaxoSmithKline Capital, Inc., 3.38%, 05/15/23	830	894,925
Laboratory Corp. of America Holdings, 4.63%, 11/15/20	750	751,975
Merck & Co., Inc.:
0.75%, 02/24/26	3,315	3,308,275
1.45%, 06/24/30	775	774,113
Novartis Capital Corp.:
2.40%, 09/21/22	300	312,749
2.20%, 08/14/30	840	887,320
Par Pharmaceutical, Inc., 7.50%, 04/01/27(a)	225	230,895
Perrigo Finance Un Ltd. Co., 3.15%, 06/15/30	115	116,232
Upjohn, Inc.(a):
1.13%, 06/22/22	1,330	1,337,995
1.65%, 06/22/25	370	377,263
2.70%, 06/22/30	130	133,418
Zoetis, Inc.:
3.00%, 09/12/27	250	275,853
3.90%, 08/20/28	250	294,435
2.00%, 05/15/30	2,215	2,277,499

		31,207,035

Producer Durables: Miscellaneous — 0.1%
Boxer Parent Co., Inc., 7.13%, 10/02/25(a)	135	141,548
Open Text Corp., 3.88%, 02/15/28(a)	305	293,657
Open Text Holdings, Inc., 4.13%, 02/15/30(a)	305	299,662

		734,867

Professional Services — 0.1%
AMN Healthcare, Inc., 4.63%, 10/01/27(a)	500	486,875
ASGN, Inc., 4.63%, 05/15/28(a)	55	53,714
IHS Markit Ltd., 4.25%, 05/01/29	150	172,439
Verisk Analytics, Inc.:
4.00%, 06/15/25	50	56,532
4.13%, 03/15/29	600	701,036

		1,470,596

Real Estate — 0.2%
Equifax, Inc., 3.10%, 05/15/30	205	218,676
Equinix, Inc.:
2.63%, 11/18/24	110	117,108
1.25%, 07/15/25	1,075	1,074,731
5.88%, 01/15/26	50	52,620
2.90%, 11/18/26	665	716,817
5.38%, 05/15/27	50	54,550
3.20%, 11/18/29	150	163,134

		2,397,636

Real Estate Management & Development — 0.0%
Howard Hughes Corp., 5.38%, 03/15/25(a)	25	23,265

Security	Par (000)	Value

Real Estate Management & Development (continued)
Kennedy-Wilson, Inc., 5.88%, 04/01/24	$25	$24,875
Realogy Group LLC/Realogy Co-Issuer Corp.(a):
7.63%, 06/15/25	200	200,040
9.38%, 04/01/27	150	139,890

		388,070

Road & Rail — 0.0%
Kansas City Southern, 2.88%, 11/15/29	45	47,497
Kenan Advantage Group, Inc., 7.88%, 07/31/23(a)	15	13,200
Union Pacific Corp., 2.95%, 03/01/22	300	311,738

		372,435

Semiconductors & Semiconductor Equipment — 1.5%
Amkor Technology, Inc., 6.63%, 09/15/27(a)	600	642,222
Analog Devices, Inc.:
2.50%, 12/05/21	25	25,609
2.95%, 04/01/25	80	86,666
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27	125	135,077
Broadcom, Inc.(a):
4.70%, 04/15/25	4,105	4,625,409
3.15%, 11/15/25	520	553,448
4.25%, 04/15/26	100	111,291
3.46%, 09/15/26	2,189	2,347,551
4.11%, 09/15/28	307	334,484
4.15%, 11/15/30	865	939,980
4.30%, 11/15/32	845	927,116
Entegris, Inc.(a):
4.63%, 02/10/26	500	507,500
4.38%, 04/15/28	1,325	1,348,187
Intel Corp.:
3.30%, 10/01/21	250	259,517
3.40%, 03/25/25	2,850	3,197,402
Microchip Technology, Inc., 4.25%, 09/01/25(a)	1,210	1,217,700
Micron Technology, Inc., 4.64%, 02/06/24	910	1,003,043
NVIDIA Corp.:
2.85%, 04/01/30	25	27,812
3.50%, 04/01/50	35	39,989
NXP BV/NXP Funding LLC, 3.88%, 09/01/22(a)	980	1,035,993
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(a)	75	78,621
Qorvo, Inc.:
5.50%, 07/15/26	110	114,400
4.38%, 10/15/29(a)	1,370	1,402,990
QUALCOMM, Inc., 2.60%, 01/30/23	1,000	1,049,655
Sensata Tech, Inc., 4.38%, 02/15/30(a)	275	272,250
Sensata Technologies BV, 5.00%, 10/01/25(a)	25	26,617
Texas Instruments, Inc.:
1.38%, 03/12/25	315	323,370
1.75%, 05/04/30	220	223,257

		22,857,156

Software — 0.9%
CDK Global, Inc.:
5.88%, 06/15/26	60	62,317
5.25%, 05/15/29(a)	300	311,526
Citrix Systems, Inc.:
4.50%, 12/01/27	50	57,367
3.30%, 03/01/30	810	865,883
Intuit, Inc.:
0.65%, 07/15/23	900	901,764
0.95%, 07/15/25	1,015	1,017,197
1.35%, 07/15/27	740	743,406
1.65%, 07/15/30	555	553,338

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Microsoft Corp.:
1.55%, 08/08/21	$480	$486,571
3.63%, 12/15/23	1,910	2,108,271
MSCI, Inc.(a):
5.38%, 05/15/27	150	159,188
4.00%, 11/15/29	745	759,900
3.63%, 09/01/30	200	199,000
3.88%, 02/15/31	415	423,300
Nuance Communications, Inc., 5.63%, 12/15/26	1,550	1,612,000
Oracle Corp.:
3.88%, 07/15/20	195	195,252
1.90%, 09/15/21	430	437,349
3.40%, 07/08/24	1,710	1,872,076
PTC, Inc.(a):
3.63%, 02/15/25	50	49,625
4.00%, 02/15/28	45	44,555
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(a)	50	50,875
SS&C Technologies, Inc., 5.50%, 09/30/27(a)	1,000	1,014,640
VMware, Inc.:
2.95%, 08/21/22	40	41,374
3.90%, 08/21/27	50	53,062

		14,019,836

Specialty Retail — 0.4%
Gap, Inc., 8.88%, 05/15/27(a)	1,000	1,069,920
Home Depot, Inc.:
2.50%, 04/15/27	150	164,339
3.13%, 12/15/49	35	38,422
L Brands, Inc.:
5.63%, 10/15/23	25	23,627
6.88%, 07/01/25(a)	680	702,100
9.38%, 07/01/25(a)	175	175,210
5.25%, 02/01/28	50	39,558
7.50%, 06/15/29	50	43,625
6.88%, 11/01/35	175	145,583
Lowe’s Cos., Inc., 4.00%, 04/15/25	610	695,145
PetSmart, Inc., 5.88%, 06/01/25(a)	21	21,039
QVC, Inc.:
4.38%, 03/15/23	200	199,980
4.85%, 04/01/24	200	201,320
4.75%, 02/15/27	700	676,900
Ross Stores, Inc., 4.60%, 04/15/25	950	1,090,452
Staples, Inc., 7.50%, 04/15/26(a)	100	78,575

		5,365,795

Technology Hardware, Storage & Peripherals — 1.5%
Adobe, Inc.:
1.70%, 02/01/23	95	98,327
1.90%, 02/01/25	175	184,796
2.15%, 02/01/27	490	526,013
2.30%, 02/01/30	2,130	2,300,380
Apple, Inc.:
2.25%, 02/23/21	770	778,452
1.80%, 09/11/24	340	356,047
Dell International LLC/EMC Corp.(a):
7.13%, 06/15/24	1,500	1,553,906
4.00%, 07/15/24	600	646,772
5.85%, 07/15/25	6,340	7,285,926
4.90%, 10/01/26	250	275,851
6.20%, 07/15/30	785	920,438
Hewlett Packard Enterprise Co.:
4.45%, 10/02/23	2,520	2,749,468
4.65%, 10/01/24	600	673,743
HP, Inc., 2.20%, 06/17/25	1,230	1,269,560

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
NetApp, Inc.:
1.88%, 06/22/25	$1,160	$1,176,530
2.38%, 06/22/27	2,050	2,081,987
Presidio Holdings, Inc.(a):
4.88%, 02/01/27	105	102,638
8.25%, 02/01/28	35	35,000
Western Digital Corp., 4.75%, 02/15/26	100	103,345

		23,119,179

Textiles, Apparel & Luxury Goods — 0.3%
Hanesbrands, Inc., 4.88%, 05/15/26(a)	50	50,375
NIKE, Inc.:
2.40%, 03/27/25	175	188,204
2.85%, 03/27/30	2,490	2,769,044
3.25%, 03/27/40	30	33,577
Ralph Lauren Corp., 1.70%, 06/15/22	805	818,332

		3,859,532

Thrifts & Mortgage Finance — 0.1%
Nationstar Mortgage Holdings, Inc.(a):
9.13%, 07/15/26	500	528,435
6.00%, 01/15/27	185	175,750

		704,185

Tobacco — 1.1%
Altria Group, Inc.:
3.49%, 02/14/22	1,000	1,043,484
4.00%, 01/31/24	50	55,054
3.80%, 02/14/24	35	38,268
2.35%, 05/06/25	250	262,704
4.80%, 02/14/29	70	81,728
3.40%, 05/06/30	265	285,127
BAT Capital Corp.:
2.76%, 08/15/22	3,025	3,132,266
4.70%, 04/02/27	380	434,317
3.56%, 08/15/27	620	668,261
Philip Morris International, Inc.:
2.38%, 08/17/22	2,110	2,191,037
2.50%, 08/22/22	690	718,220
2.13%, 05/10/23	500	522,722
2.88%, 05/01/24	500	537,077
3.25%, 11/10/24	25	27,676
1.50%, 05/01/25	630	644,938
3.13%, 08/17/27	50	55,399
3.38%, 08/15/29	50	56,852
2.10%, 05/01/30	790	814,012
Reynolds American, Inc., 4.45%, 06/12/25	3,000	3,380,227
Vector Group Ltd.(a):
6.13%, 02/01/25	510	489,600
10.50%, 11/01/26	350	351,442

		15,790,411

Utilities — 0.1%
Vistra Operations Co. LLC(a):
5.63%, 02/15/27	100	102,635
5.00%, 07/31/27	1,500	1,516,875

		1,619,510

Water Utilities — 0.0%
Essential Utilities, Inc.:
3.57%, 05/01/29	55	61,064
2.70%, 04/15/30	220	230,019

		291,083

Wireless Telecommunication Services — 1.8%
American Tower Corp.:
3.30%, 02/15/21	50	50,850

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
3.45%, 09/15/21	$100	$103,456
1.30%, 09/15/25	515	516,636
3.55%, 07/15/27	180	200,528
C&W Senior Financing DAC, 6.88%, 09/15/27(a)	200	198,500
Crown Castle International Corp.:
5.25%, 01/15/23	620	689,910
3.20%, 09/01/24	640	694,484
1.35%, 07/15/25	1,105	1,112,875
3.65%, 09/01/27	340	379,960
3.30%, 07/01/30	80	87,988
2.25%, 01/15/31	1,440	1,453,134
HAT Holdings I LLC/HAT Holdings II LLC, 5.25%, 07/15/24(a)	270	275,400
iStar, Inc., 4.25%, 08/01/25	300	271,500
SBA Communications Corp.:
4.00%, 10/01/22	350	353,500
4.88%, 09/01/24	200	204,750
3.88%, 02/15/27(a)	100	99,625
Sprint Capital Corp.:
6.88%, 11/15/28	571	695,193
8.75%, 03/15/32	1,120	1,603,000
Sprint Communications, Inc., 6.00%, 11/15/22	25	26,368
Sprint Corp.:
7.25%, 09/15/21	25	26,209
7.88%, 09/15/23	750	844,688
7.13%, 06/15/24	1,500	1,693,710
7.63%, 02/15/25	500	576,875
7.63%, 03/01/26	25	29,509
T-Mobile USA, Inc.:
6.00%, 04/15/24	1,000	1,021,700
6.38%, 03/01/25	300	308,250
3.50%, 04/15/25(a)	4,790	5,213,388
6.50%, 01/15/26	2,050	2,142,475
1.50%, 02/15/26(a)	3,000	2,999,790
3.75%, 04/15/27(a)	1,530	1,695,500
4.75%, 02/01/28	225	237,690
Telesat Canada/Telesat LLC, 6.50%, 10/15/27(a)	60	58,819
VICI Properties LP/VICI Note Co., Inc.(a):
3.75%, 02/15/27	615	578,100
4.63%, 12/01/29	100	97,500
4.13%, 08/15/30	300	286,125

		26,827,985

Total Corporate Bonds — 41.6% (Cost — $609,153,603)		623,029,804

Non-Agency Mortgage-Backed Securities — 5.8%

Collateralized Mortgage Obligations — 5.7%
Connecticut Avenue Securities Trust(a):
Series 2018-R07, Class 1M2, (1 mo. LIBOR US + 2.40%), 2.58%, 04/25/31(f)	9,941	9,829,190
Series 2019-R01, Class 2ED2, 1.33%, 07/25/31(g)	5,514	5,211,181
Series 2019-R01, Class 2M2, (1 mo. LIBOR US + 2.45%), 2.63%, 07/25/31(f)	3,667	3,577,412
Series 2019-R02, Class 1M2, (1 mo. LIBOR US + 2.30%), 2.48%, 08/25/31(f)	8,764	8,632,076
Series 2019-R03, Class 1M2, (1 mo. LIBOR US + 2.15%), 2.33%, 09/25/31(f)	8,343	8,238,810
Series 2019-R04, Class 2M2, (1 mo. LIBOR US + 2.10%), 2.28%, 06/25/39(f)	11,927	11,578,755
Series 2019-R05, Class 1M2, (1 mo. LIBOR US + 2.00%), 2.18%, 07/25/39(f)	9,398	9,191,715

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2019-R06, Class 2ED2, (1 mo. LIBOR US + 1.00%), 1.18%, 09/25/39(f)	$7,750	$7,179,641
Series 2019-R06, Class 2M1, (1 mo. LIBOR US + 0.75%), 0.93%, 09/25/39(f)	154	153,823
Series 2019-R06, Class 2M2, (1 mo. LIBOR US + 2.10%), 2.28%, 09/25/39(f)	11,334	10,992,776
Series 2019-R07, Class 1M1, (1 mo. LIBOR US + 0.77%), 0.95%, 10/25/39(f)	333	332,459
Series 2019-R07, Class 1M2, (1 mo. LIBOR US + 2.10%), 2.28%, 10/25/39(f)	3,272	3,171,621
Series 2020-R01, Class 1M1, (1 mo. LIBOR US + 0.80%), 0.98%, 01/25/40(f)	3,615	3,593,960
Series 2020-R01, Class 1M2, (1 mo. LIBOR US + 2.05%), 2.23%, 01/25/40(f)	250	237,240
Series 2020-R02, Class 2M1, (1 mo. LIBOR US + 0.75%), 0.93%, 01/25/40(f)	2,228	2,204,299
Series 2020-R02, Class 2M2, (1 mo. LIBOR US + 2.00%), 2.18%, 01/25/40(f)	550	520,686
Series 2020-SBT1, Class 1M2, (1 mo. LIBOR US + 3.65%), 3.83%, 02/25/40(f)	350	327,228
Series 2020-SBT1, Class 2M2, (1 mo. LIBOR US + 3.65%), 3.83%, 02/25/40(f)	450	432,026
STACR Trust(a)(f):
Series 2018-DNA2, Class M1, (1 mo. LIBOR US + 0.80%), 0.98%, 12/25/30	167	166,208
Series 2018-DNA3, Class M1, (1 mo. LIBOR US + 0.75%), 0.93%, 09/25/48	4	4,035
Series 2018-HRP1, Class M2, (1 mo. LIBOR US + 1.65%), 1.83%, 04/25/43	131	129,049

		85,704,190

Commercial Mortgage-Backed Securities — 0.1%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class AM, 3.69%, 05/10/58	160	169,012
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A2, 2.67%, 04/10/48	41	41,300
COMM Mortgage Trust, Series 2015-CR22, Class A2, 2.86%, 03/10/48	630	629,491
Wells Fargo Commercial Mortgage Trust, Series 2018-C46, Class AS, 4.38%, 08/15/51	500	557,800

		1,397,603

Total Non-Agency Mortgage-Backed Securities — 5.8% (Cost — $89,037,212)		87,101,793

Preferred Securities — 0.0%

Capital Trust — 0.0%

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 7.00%, 04/04/79(d)	200	234,311

Total Capital Trusts — 0.0%		234,311

Total Preferred Securities — 0.0% (Cost — $229,992)		234,311

U.S. Government Sponsored Agency Securities — 49.2%

Collateralized Mortgage Obligations — 6.3%
Fannie Mae Connecticut Avenue Securities:
Series 2016-C04, Class 1M2, (1 mo. LIBOR US + 4.25%), 4.43%, 01/25/29(f)	4,946	5,118,926
Series 2015-C04, Class 1M2, (1 mo. LIBOR US + 5.70%), 5.88%, 04/25/28(f)	55	57,816

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2016-C05, Class 2M2, (1 mo. LIBOR US + 4.45%), 4.63%, 01/25/29(f)	$99	$101,059
Series 2017-C01, Class 1B1, (1 mo. LIBOR US + 5.75%), 5.93%, 07/25/29(f)	500	526,229
Series 2017-C01, Class 1M2A, (1 mo. LIBOR US + 3.55%), 3.73%, 07/25/29(f)	63	63,656
Series 2017-C02, Class 2B1, (1 mo. LIBOR US + 5.50%), 5.68%, 09/25/29(f)	2,790	2,898,237
Series 2017-C02, Class 2M2, (1 mo. LIBOR US + 3.65%), 3.83%, 09/25/29(f)	5,381	5,381,434
Series 2017-C03, Class 1B1, (1 mo. LIBOR US + 4.85%), 5.03%, 10/25/29(f)	1,750	1,839,128
Series 2017-C04, Class 2B1, (1 mo. LIBOR US + 5.05%), 5.23%, 11/25/29(f)	2,409	2,445,176
Series 2017-C05, Class 1B1, (1 mo. LIBOR US + 3.60%), 3.78%, 01/25/30(f)	3,880	3,695,463
Series 2017-C05, Class 1M2A, (1 mo. LIBOR US + 2.20%), 2.38%, 01/25/30(f)	79	79,251
Series 2017-C06, Class 1M2, (1 mo. LIBOR US + 2.65%), 2.83%, 02/25/30(f)	85	84,420
Series 2017-C06, Class 1M2A, (1 mo. LIBOR US + 2.65%), 2.83%, 02/25/30(f)	153	153,561
Series 2017-C06, Class 2M2, (1 mo. LIBOR US + 2.80%), 2.98%, 02/25/30(f)	73	72,207
Series 2017-C07, Class 1M2, (1 mo. LIBOR US + 2.40%), 2.58%, 05/25/30(f)	90	87,585
Series 2017-C07, Class 2M2, (1 mo. LIBOR US + 2.50%), 2.68%, 05/25/30(f)	1,424	1,400,659
Series 2017-C07, Class 2M2A, (1 mo. LIBOR US + 2.50%), 2.68%, 05/25/30(f)	25	24,896
Series 2018-C01, Class 1B1, (1 mo. LIBOR US + 3.55%), 3.73%, 07/25/30(f)	1,788	1,721,553
Series 2018-C01, Class 1M2, (1 mo. LIBOR US + 2.25%), 2.43%, 07/25/30(f)	210	205,129
Series 2018-C02, Class 2B1, (1 mo. LIBOR US + 4.00%), 4.18%, 08/25/30(f)	2,900	2,726,361
Series 2018-C02, Class 2ED2, 1.08%, 08/25/30(g)	4,343	4,214,018
Series 2018-C02, Class 2M2, (1 mo. LIBOR US + 2.20%), 2.38%, 08/25/30(f)	409	399,660
Series 2018-C03, Class 1B1, (1 mo. LIBOR US + 3.75%), 3.93%, 10/25/30(f)	1,300	1,196,805
Series 2018-C04, Class 2M2, (1 mo. LIBOR US + 2.55%), 2.73%, 12/25/30(f)	4,697	4,622,408
Series 2018-C05, Class 1B1, (1 mo. LIBOR US + 4.25%), 4.43%, 01/25/31(f)	100	98,505
Series 2018-C06, Class 2M2, (1 mo. LIBOR US + 2.10%), 2.28%, 03/25/31(f)	1,496	1,461,244
Freddie Mac STACR Trust(a)(f):
Series 2018-HQA2, Class M2, (1 mo. LIBOR US + 2.30%), 2.48%, 10/25/48	5,500	5,296,384
Series 2019-DNA2, Class M2, (1 mo. LIBOR US + 2.45%), 2.63%, 03/25/49	1,479	1,457,571
Series 2019-DNA3, Class M2, (1 mo. LIBOR US + 2.05%), 2.23%, 07/25/49	4,763	4,656,521
Series 2019-FTR2, Class M1, (1 mo. LIBOR US + 0.95%), 1.13%, 11/25/48	450	442,977
Series 2019-HQA1, Class M2, (1 mo. LIBOR US + 2.35%), 2.53%, 02/25/49	10,323	10,102,994
Series 2019-HQA2, Class M2, (1 mo. LIBOR US + 2.05%), 2.23%, 04/25/49	381	373,054
Series 2019-HQA3, Class M2, (1 mo. LIBOR US + 1.85%), 2.03%, 09/25/49	3,887	3,753,386
Series 2020-DNA1, Class M1, (1 mo. LIBOR US + 0.70%), 0.88%, 01/25/50	1,034	1,031,701

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2020-DNA1, Class M2, (1 mo. LIBOR US + 1.70%), 1.88%, 01/25/50	$5,000	$4,778,694
Series 2020-DNA2, Class M1, (1 mo. LIBOR US + 0.75%), 0.93%, 02/25/50	5,763	5,710,403
Series 2020-DNA2, Class M2, (1 mo. LIBOR US + 1.85%), 2.03%, 02/25/50	320	303,393
Series 2020-HQA1, Class M1, (1 mo. LIBOR US + 0.75%), 0.93%, 01/25/50	730	728,542
Series 2020-HQA1, Class M2, (1 mo. LIBOR US + 1.90%), 2.08%, 01/25/50	1,500	1,421,830
Series 2020-HQA2, Class M2, (1 mo. LIBOR US + 3.10%), 3.28%, 03/25/50	1,250	1,196,789
Freddie Mac Structured Agency Credit Risk Debt Notes(f):
Series 2016-DNA2, Class M3, (1 mo. LIBOR US + 4.65%), 4.83%, 10/25/28	379	394,083
Series 2017-DNA1, Class B1, (1 mo. LIBOR US + 4.95%), 5.13%, 07/25/29	1,000	1,039,183
Series 2017-DNA2, Class B1, (1 mo. LIBOR US + 5.15%), 5.33%, 10/25/29	2,000	2,067,594
Series 2017-DNA3, Class B1, (1 mo. LIBOR US + 4.45%), 4.63%, 03/25/30	3,355	3,323,467
Series 2017-DNA3, Class M2, (1 mo. LIBOR US + 2.50%), 2.68%, 03/25/30	250	251,230
Series 2017-HQA2, Class B1, (1 mo. LIBOR US + 4.75%), 4.93%, 12/25/29	1,730	1,794,685
Series 2017-HQA3, Class B1, (1 mo. LIBOR US + 4.45%), 4.63%, 04/25/30	1,487	1,427,823
Series 2018-DNA1, Class B1, (1 mo. LIBOR US + 3.15%), 3.33%, 07/25/30	1,825	1,664,237
Series 2018-DNA1, Class M2, (1 mo. LIBOR US + 1.80%), 1.98%, 07/25/30	88	85,933

		93,977,860

Commercial Mortgage-Backed Securities — 0.0%
Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, (1 mo. LIBOR US + 3.25%), 3.43%, 10/15/49(a)(f)	750	674,916

Mortgage-Backed Securities — 42.9%
Fannie Mae Mortgage-Backed Securities:
3.00%, 12/01/35 - 03/01/50	43,240	46,128,099
3.50%, 07/01/43 - 03/01/50	42,183	45,164,524
4.00%, 03/01/45 - 02/01/57	33,393	36,193,767
4.50%, 06/01/44 - 03/01/50	10,054	11,144,535
5.00%, 02/01/41 - 04/01/49	1,076	1,198,576
Freddie Mac Mortgage-Backed Securities:
3.00%, 03/01/46 - 05/01/50	19,150	20,450,390
3.50%, 10/01/44 - 04/01/50	37,206	39,895,143
4.00%, 10/01/46 - 02/01/50	2,476	2,666,077
4.50%, 05/01/42 - 03/01/49	2,577	2,774,602
Ginnie Mae Mortgage-Backed Securities(h):
2.50%, 07/01/50	11,300	11,895,016
3.00%, 05/20/45 - 07/01/50	51,871	54,984,220
3.50%, 06/15/43 - 07/01/50	50,298	53,125,128
4.00%, 11/20/47 - 07/01/50	23,875	25,317,458
4.50%, 10/20/48 - 07/01/50	11,159	11,944,509
5.00%, 12/20/48 - 07/01/50	10,602	11,514,647
5.50%, 07/01/50	650	706,175
Uniform Mortgage-Backed Securities(h):
2.50%, 07/01/35 - 07/01/50	48,620	50,812,240
3.00%, 07/01/35 - 07/01/50	74,778	78,697,360
3.50%, 07/01/35 - 07/01/50	59,009	62,048,148
4.00%, 07/01/35 - 07/01/50	41,641	44,123,650
4.50%, 07/01/35 - 07/01/50	17,978	19,315,956

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
5.00%, 07/01/50	$9,600	$10,491,000
5.50%, 07/01/50	2,350	2,585,774

		643,176,994

Total U.S. Government Sponsored Agency Securities — 49.2% (Cost — $735,086,476)		737,829,770

U.S. Treasury Obligations — 3.5%
U.S. Treasury Bonds:
3.13%, 08/15/44	600	818,133
3.00%, 02/15/49	8,000	11,045,000
2.88%, 05/15/49	14,700	19,887,492
U.S. Treasury Notes:
1.88%, 02/28/22	5,000	5,141,015
1.88%, 03/31/22	4,000	4,118,594
1.50%, 08/15/26	10,000	10,655,078

Total U.S. Treasury Obligations — 3.5% (Cost — $51,660,936)		51,665,312

	Shares

Warrants — 0.0%

Oil, Gas & Consumable Fuels — 0.0%
SM Energy Co. (Expires 06/30/23)(i)	3,253	12,166

Total Warrants — 0.0% (Cost — $13,956)		12,166

Total Long-Term Investments — 111.8% (Cost — $1,659,926,965)		1,676,420,546

Short-Term Securities — 18.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(j)(k)	271,926,187	271,926,187

Total Short-Term Securities — 18.2% (Cost — $271,926,187)		271,926,187

Total Investments Before TBA Sale Commitments — 130.0% (Cost — $1,931,853,152)		1,948,346,733

Security	Par (000)	Value

TBA Sale Commitments(h) — (3.4%)

Mortgage-Backed Securities — (3.4%)
Uniform Mortgage-Backed Securities:
3.00%, 07/01/50	$7,752	$(8,164,430)
3.50%, 07/01/50	29,949	(31,499,095)
4.00%, 07/01/50	10,350	(10,967,968)

Total TBA Sale Commitments — (3.4)% (Proceeds — $50,737,374)		(50,631,493)

Total Investments, Net of TBA Sale Commitments — 126.6% (Cost — $1,881,115,778)		1,897,715,240

Liabilities in Excess of Other Assets — (26.6)%		(399,142,463)

Net Assets — 100.0%		$1,498,572,777

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(c)	When-issued security.
(d)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(e)	Convertible security.
(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(h)	Represents or includes a TBA transaction.
(i)	Non-income producing security.
(j)	Annualized 7-day yield as of period end.

(k)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	96,002,743	175,923,444	(b)	—	271,926,187	$271,926,187	$658,502	$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro BTP	18	09/08/20	$2,910	$85,652
Euro-Bund	20	09/08/20	3,966	20,599
10-Year Australian T-Bond	206	09/15/20	21,152	39,628
U.S. Ultra Treasury Bond	204	09/21/20	44,504	(176,162)
2-Year U.S. Treasury Note	90	09/30/20	19,875	7,620

				(22,663)

Short Contracts
Euro OAT	36	09/08/20	6,781	(102,213)
10-Year Canada Bond	154	09/21/20	17,449	(110,160)
10-Year U.S. Treasury Note	72	09/21/20	10,020	(39,665)
10-Year U.S. Ultra Treasury Note	333	09/21/20	52,442	(372,413)
U.S. Long Treasury Bond	69	09/21/20	12,321	(84,485)
Long Gilt	95	09/28/20	16,202	(81,537)
5-Year U.S. Treasury Note	1,328	09/30/20	166,986	(339,437)

				(1,129,910)

				$(1,152,573)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,421,002	EUR	1,260,000	Citibank N.A.	09/16/20	$3,025
USD	78,961	PLN	310,000	JPMorgan Chase Bank N.A.	09/16/20	586

						$3,611

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America High Yield Index, Series 29, Version 6	5.00%	Quarterly	06/20/25	USD	2,780	$15,700	$(10,025)	$25,725

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Month MXIBOR, 5.28%	Monthly	4.87%	Monthly	09/17/20	09/11/25	MXN	32,750	$725	$22	$703
1-Month MXIBOR, 5.28%	Monthly	5.01	Monthly	09/17/20	09/11/25	MXN	34,130	10,109	23	10,086
1-Month MXIBOR, 5.28%	Monthly	5.17	Monthly	09/17/20	09/11/25	MXN	34,140	20,637	23	20,614
1-Month MXIBOR, 5.28%	Monthly	5.40	Monthly	09/17/20	09/11/25	MXN	34,980	36,997	24	36,973
6-Month BBR, 0.74%	Semi-Annual	0.61	Semi-Annual	09/16/20	09/16/25	AUD	2,700	14,414	30	14,384
0.62%	Annual	6-Month WIBOR, 0.18%	Semi-Annual	09/16/20	09/16/25	PLN	4,420	(3,476)	17	(3,493)
6-Month BBR, 0.74%	Semi-Annual	0.50	Semi-Annual	09/16/20	09/16/25	AUD	2,830	3,932	34	3,898
6-Month BBR, 0.74%	Semi-Annual	0.50	Semi-Annual	09/16/20	09/16/25	AUD	2,770	4,252	33	4,219
6-Month BBR, 0.74%	Semi-Annual	0.51	Semi-Annual	09/16/20	09/16/25	AUD	7,190	12,761	81	12,680
6-Month BBR, 0.74%	Semi-Annual	0.53	Semi-Annual	09/16/20	09/16/25	AUD	4,350	10,702	52	10,650
6-Month BBR, 0.74%	Semi-Annual	0.57	Semi-Annual	09/16/20	09/16/25	AUD	1,670	6,140	20	6,120
6-Month BBR, 0.74%	Semi-Annual	0.57	Semi-Annual	09/16/20	09/16/25	AUD	3,780	14,027	46	13,981
6-Month BBR, 0.74%	Semi-Annual	0.60	Semi-Annual	09/16/20	09/16/25	AUD	4,400	21,755	53	21,702
6-Month BBR, 0.74%	Semi-Annual	0.61	Semi-Annual	09/16/20	09/16/25	AUD	1,440	7,638	16	7,622

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month BBR, 0.74%	Semi-Annual	0.62%	Semi-Annual	09/16/20	09/16/25	AUD	5,235	$28,305	$58	$28,247
6-Month BBR, 0.74%	Semi-Annual	0.63	Semi-Annual	09/16/20	09/16/25	AUD	2,515	14,892	28	14,864
6-Month CAD BA, 0.78%	Semi-Annual	0.71	Semi-Annual	09/16/20	09/16/25	CAD	2,880	(8,001)	36	(8,037)
6-Month CAD BA, 0.78%	Semi-Annual	0.71	Semi-Annual	09/16/20	09/16/25	CAD	4,080	(10,366)	51	(10,417)
6-Month CAD BA, 0.78%	Semi-Annual	0.77	Semi-Annual	09/16/20	09/16/25	CAD	7,790	(2,409)	97	(2,506)
6-Month CAD BA, 0.78%	Semi-Annual	0.92	Semi-Annual	09/16/20	09/16/25	CAD	2,310	11,622	30	11,592
(0.14)%	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	09/16/20	09/16/25	EUR	1,330	(16,163)	(354)	(15,809)
(0.20)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	09/16/20	09/16/25	EUR	3,010	(25,376)	8,347	(33,723)
(0.21)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	09/16/20	09/16/25	EUR	3,500	(26,955)	(1,843)	(25,112)
(0.22)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	09/16/20	09/16/25	EUR	6,970	(50,658)	133	(50,791)
(0.24)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	09/16/20	09/16/25	EUR	1,610	(9,494)	30	(9,524)
(0.30)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	09/16/20	09/16/25	EUR	1,380	(3,841)	26	(3,867)
(0.31)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	09/16/20	09/16/25	EUR	1,200	(2,619)	23	(2,642)
(0.31)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	09/16/20	09/16/25	EUR	6,030	(12,820)	113	(12,933)
6-Month GBP LIBOR, 0.29%	Semi-Annual	0.38	Semi-Annual	09/16/20	09/16/25	GBP	8,470	72,400	1,717	70,683
0.83	Quarterly	3-Month HIBOR, 0.78%	Quarterly	09/16/20	09/16/25	HKD	16,280	(3,592)	32	(3,624)
0.83	Quarterly	3-Month HIBOR, 0.78%	Quarterly	09/16/20	09/16/25	HKD	14,940	(4,013)	29	(4,042)
0.84	Quarterly	3-Month HIBOR, 0.78%	Quarterly	09/16/20	09/16/25	HKD	16,750	(5,301)	33	(5,334)
0.85	Quarterly	3-Month HIBOR, 0.78%	Quarterly	09/16/20	09/16/25	HKD	14,716	(5,128)	29	(5,157)
0.85	Quarterly	3-Month HIBOR, 0.78%	Quarterly	09/16/20	09/16/25	HKD	7,924	(3,014)	16	(3,030)
0.86	Quarterly	3-Month HIBOR, 0.78%	Quarterly	09/16/20	09/16/25	HKD	19,180	(8,829)	38	(8,867)
0.89	Quarterly	3-Month HIBOR, 0.78%	Quarterly	09/16/20	09/16/25	HKD	15,520	(9,872)	31	(9,903)
0.90	Quarterly	3-Month HIBOR, 0.78%	Quarterly	09/16/20	09/16/25	HKD	5,068	(3,628)	10	(3,638)
0.93	Quarterly	3-Month HIBOR, 0.78%	Quarterly	09/16/20	09/16/25	HKD	8,080	(6,947)	16	(6,963)
0.93	Quarterly	3-Month HIBOR, 0.78%	Quarterly	09/16/20	09/16/25	HKD	7,292	(6,387)	14	(6,401)
0.93	Quarterly	3-Month HIBOR, 0.78%	Quarterly	09/16/20	09/16/25	HKD	10,650	(9,770)	21	(9,791)
0.99	Quarterly	3-Month HIBOR, 0.78%	Quarterly	09/16/20	09/16/25	HKD	11,730	(14,584)	23	(14,607)
1.03	Quarterly	3-Month HIBOR, 0.78	Quarterly	09/16/20	09/16/25	HKD	4,767	(7,268)	9	(7,277)
1.08	Quarterly	3-Month HIBOR, 0.78%	Quarterly	09/16/20	09/16/25	HKD	4,767	(8,746)	9	(8,755)
1.09	Quarterly	3-Month HIBOR, 0.78%	Quarterly	09/16/20	09/16/25	HKD	6,356	(11,966)	12	(11,978)
1.20	Quarterly	3-Month HIBOR, 0.78%	Quarterly	09/16/20	09/16/25	HKD	1,824	(4,803)	4	(4,807)
1.21	Quarterly	3-Month HIBOR, 0.78%	Quarterly	09/16/20	09/16/25	HKD	4,256	(11,277)	8	(11,285)
0.57	Annual	6-Month WIBOR, 0.18%	Semi-Annual	09/16/20	09/16/25	PLN	10,770	(1,281)	40	(1,321)
0.59	Annual	6-Month WIBOR, 0.18%	Semi-Annual	09/16/20	09/16/25	PLN	6,720	(2,110)	26	(2,136)
0.59	Annual	6-Month WIBOR, 0.18%	Semi-Annual	09/16/20	09/16/25	PLN	5,370	(1,822)	20	(1,842)
0.66	Annual	6-Month WIBOR, 0.18%	Semi-Annual	09/16/20	09/16/25	PLN	10,680	(12,707)	41	(12,748)
0.67	Annual	6-Month WIBOR, 0.18%	Semi-Annual	09/16/20	09/16/25	PLN	7,710	(10,436)	28	(10,464)
0.68	Annual	6-Month WIBOR, 0.18%	Semi-Annual	09/16/20	09/16/25	PLN	4,850	(7,450)	19	(7,469)
0.70	Annual	6-Month WIBOR, 0.18%	Semi-Annual	09/16/20	09/16/25	PLN	9,080	(15,664)	35	(15,699)
0.73	Annual	6-Month WIBOR, 0.18%	Semi-Annual	09/16/20	09/16/25	PLN	4,710	(10,054)	17	(10,071)
0.74	Annual	6-Month WIBOR, 0.18%	Semi-Annual	09/16/20	09/16/25	PLN	8,160	(18,446)	32	(18,478)
0.80	Annual	6-Month WIBOR, 0.18%	Semi-Annual	09/16/20	09/16/25	PLN	6,680	(19,728)	25	(19,753)
0.86	Annual	6-Month WIBOR, 0.18%	Semi-Annual	09/16/20	09/16/25	PLN	14,175	(52,579)	53	(52,632)
0.94	Annual	6-Month WIBOR, 0.18%	Semi-Annual	09/16/20	09/16/25	PLN	7,850	(37,029)	28	(37,057)
0.72	Semi-Annual	6-Month SIBOR, 0.72%	Semi-Annual	09/16/20	09/16/25	SGD	1,530	(9,400)	17	(9,417)
0.79	Semi-Annual	6-Month SIBOR, 0.72%	Semi-Annual	09/16/20	09/16/25	SGD	1,790	(15,437)	20	(15,457)
0.84	Semi-Annual	6-Month SIBOR, 0.72%	Semi-Annual	09/16/20	09/16/25	SGD	1,100	(11,543)	12	(11,555)
0.85	Semi-Annual	6-Month SIBOR, 0.72%	Semi-Annual	09/16/20	09/16/25	SGD	2,590	(28,110)	28	(28,138)
0.86	Semi-Annual	6-Month SIBOR, 0.72%	Semi-Annual	09/16/20	09/16/25	SGD	825	(9,339)	9	(9,348)
0.87	Semi-Annual	6-Month SIBOR, 0.72%	Semi-Annual	09/16/20	09/16/25	SGD	825	(9,547)	9	(9,556)
3-Month LIBOR, 0.30%	Quarterly	0.37	Semi-Annual	09/16/20	09/16/25	USD	2,150	3,097	37	3,060
3-Month LIBOR, 0.30%	Quarterly	0.38	Semi-Annual	09/16/20	09/16/25	USD	2,220	4,585	39	4,546
3-Month LIBOR, 0.30%	Quarterly	0.38	Semi-Annual	09/16/20	09/16/25	USD	2,690	5,824	47	5,777
3-Month LIBOR, 0.30%	Quarterly	0.39	Semi-Annual	09/16/20	09/16/25	USD	2,270	5,254	39	5,215
3-Month LIBOR, 0.30%	Quarterly	0.39	Semi-Annual	09/16/20	09/16/25	USD	1,230	3,308	21	3,287
3-Month LIBOR, 0.30%	Quarterly	0.40	Semi-Annual	09/16/20	09/16/25	USD	1,130	3,463	20	3,443
3-Month LIBOR, 0.30%	Quarterly	0.47	Semi-Annual	09/16/20	09/16/25	USD	1,940	12,823	34	12,789
3-Month LIBOR, 0.30%	Quarterly	0.49	Semi-Annual	09/16/20	09/16/25	USD	2,060	15,468	36	15,432
3-Month LIBOR, 0.30%	Quarterly	0.52	Semi-Annual	09/16/20	09/16/25	USD	2,610	24,159	45	24,114
3-Month JIBAR, 3.91%	Quarterly	7.22	Quarterly	09/16/20	09/16/25	ZAR	56,290	278,090	48	278,042

								$77,394	$10,125	$67,269

(a)	Forward swap.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month KRW CDC, 0.69%	Quarterly	0.83%	Quarterly	Bank of America N.A.	09/16/20	09/16/25	KRW	2,433,940	$(4,019)	$—	$(4,019)
3-Month KRW CDC, 0.69%	Quarterly	0.76	Quarterly	Bank of America N.A.	09/16/20	09/16/25	KRW	1,618,780	(7,440)	—	(7,440)
3-Month KRW CDC, 0.69%	Quarterly	0.91	Quarterly	Bank of America N.A.	09/16/20	09/16/25	KRW	1,461,640	2,336	—	2,336

									$(9,123)	$—	$(9,123)

(a)	Forward swap.

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional		Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	Bank of America N.A.	02/15/23	USD	10,591,257	$3,478,078	(b)	$14,013,997	1.4%
	Bank of America N.A.	02/15/23	USD	22,798,964	(983,324	)(c)	21,540,315	2.6
	Morgan Stanley & Co. International PLC	02/22/23	USD	(59,299,081)	54,810,962	(d)	(4,348,547)	45.4
	Morgan Stanley & Co. International PLC	02/22/23	USD	(5,615,829)	30,462,476	(e)	23,357,604	38.0

					$87,768,192		$54,563,369

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 0-1113 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

USD — 1D Overnight Fed Funds Effective Rate (FEDL01)

USD — 1M US Dollar LIBOR BBA

USD — 1W US Dollar LIBOR BBA

(b)	Amount includes $55,338 of net dividends and financing fees.
(c)	Amount includes $275,325 of net dividends and financing fees.
(d)	Amount includes $(139,572) of net dividends and financing fees.
(e)	Amount includes $1,489,043 of net dividends and financing fees.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of June 30, 2020 termination date 02/15/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

United States
Baxter International, Inc.	14,238	$1,225,892	8.7%
Campbell Soup Co.	31,278	1,552,327	11.1
Deere & Co.	26,744	4,202,820	30.0
Dover Corp.	39,590	3,822,809	27.3
Hartford Financial Services Group, Inc.	4,098	157,978	1.1
Kroger Co.	9,865	333,930	2.4
McKesson Corp.	28,370	4,352,524	31.1
Pfizer, Inc.	32,168	1,051,894	7.5
TEGNA, Inc.	26,857	299,187	2.1
Yum! Brands, Inc.	6,406	556,745	4.0

Total Reference Entity — Long		17,556,106

Reference Entity — Short

Canada
Canadian Natural Resources Ltd.	(8,248)	(143,763)	(1.0)
Enbridge, Inc.	(8,743)	(265,962)	(1.9)

		(409,725)

United States
Mattel, Inc.	(141,423)	(1,367,578)	(9.8)
Nordstrom, Inc.	(113,932)	(1,764,806)	(12.6)

		(3,132,384)

Total Reference Entity — Short		(3,542,109)

Net Value of Reference Entity — Bank of America N.A.		$14,013,997

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of June 30, 2020 termination date 02/15/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Canada
Kinross Gold Corp.	53,747	$388,054	1.8%
Thomson Reuters Corp.	57	3,874	0.0

		391,928

United States
AbbVie, Inc.	25,579	2,511,346	11.7
Aflac, Inc.	4,826	173,881	0.8
Allegheny Technologies, Inc.	2,927	29,826	0.1
Allison Transmission Holdings, Inc.	3,249	119,498	0.6
Altice USA, Inc., Class A	16,626	374,750	1.7
AMC Networks, Inc., Class A	22,245	520,311	2.4
AmerisourceBergen Corp.	840	84,647	0.4
Amgen, Inc.	2,640	622,670	2.9
Antero Resources Corp.	9,435	23,965	0.1
Arrow Electronics, Inc.	2,425	166,573	0.8
AutoNation, Inc.	3,075	115,559	0.5
AutoZone, Inc.	223	251,571	1.2
Avangrid, Inc.	9,106	382,270	1.8
Avnet, Inc.	12,070	336,572	1.6

	Shares	Value	% of Basket Value

United States (continued)
Biogen, Inc.	618	$165,346	0.8%
Brink’s Co.	8,604	391,568	1.8
Bristol-Myers Squibb Co.	2,448	143,942	0.7
Campbell Soup Co.	21,864	1,085,110	5.0
Capital One Financial Corp.	2,976	186,268	0.9
Cardinal Health, Inc.	590	30,792	0.1
Carlisle Cos., Inc.	587	70,246	0.3
CDK Global, Inc.	150	6,213	0.0
Celanese Corp.	560	48,350	0.2
Cigna Corp.	6,133	1,150,857	5.3
CME Group, Inc.	3,189	518,340	2.4
CNX Resources Corp.	57,915	500,965	2.3
Concho Resources, Inc.	5,377	276,916	1.3
Crown Holdings, Inc.	972	63,306	0.3
CSX Corp.	2,099	146,384	0.7
Dana, Inc.	17,618	214,763	1.0
Deere & Co.	2,259	355,002	1.7
Devon Energy Corp.	16,333	185,216	0.9
Diamondback Energy, Inc.	9,082	379,809	1.8
Discovery, Inc., Class A	1,756	37,052	0.2
Dollar General Corp.	1,959	373,209	1.7
DXC Technology Co.	3,935	64,928	0.3
eBay, Inc.	1,923	100,861	0.5
Equity Residential	10,400	611,728	2.8
Essex Property Trust, Inc.	4,459	1,021,869	4.8
Exelon Corp.	7,100	257,659	1.2
FMC Corp.	3,726	371,184	1.7
General Mills, Inc.	5,293	326,313	1.5
Gilead Sciences, Inc.	3,308	254,518	1.2
Hasbro, Inc.	3,660	274,317	1.3
Healthpeak Properties, Inc.	1,107	30,509	0.1
Hewlett Packard Enterprise Co.	38,192	371,608	1.7
Huntington Ingalls Industries, Inc.	3,382	590,125	2.7
Hyatt Hotels Corp., Class A	3,469	174,456	0.8
Illinois Tool Works, Inc.	1,585	277,137	1.3
Intel Corp.	1,177	70,420	0.3
J.M. Smucker Co.	828	87,611	0.4
Jabil, Inc.	3,323	106,602	0.5
JB Hunt Transport Services, Inc.	1,867	224,675	1.0
Kinder Morgan, Inc.	11,393	172,832	0.8
Kroger Co.	18,448	624,465	2.9
Life Storage, Inc.	5,920	562,104	2.6
Lincoln National Corp.	1,357	49,924	0.2
Lockheed Martin Corp.	716	261,283	1.2
Masco Corp.	541	27,164	0.1
Mattel, Inc.	137,880	1,333,300	6.2
Mid-America Apartment Communities, Inc.	6,837	783,999	3.6
Moody’s Corp.	780	214,289	1.0
Murphy Oil Corp.	50,706	699,743	3.3
Nasdaq, Inc.	1,739	207,758	1.0
NCR Corp.	16,423	284,446	1.3
Newmont Corp.	9,047	558,562	2.6
Nexstar Media Group, Inc., Class A	4,479	374,848	1.7
Noble Energy, Inc.	29,893	267,841	1.2
Northrop Grumman Corp.	2,343	720,332	3.4
Omnicom Group, Inc.	716	39,094	0.2
Outfront Media, Inc.	5,781	81,917	0.4
Pfizer, Inc.	2,742	89,663	0.4
Philip Morris International, Inc.	4,808	336,848	1.6
Pioneer Natural Resources Co.	2,129	208,003	1.0
Public Storage	494	94,794	0.4
Reinsurance Group of America, Inc.	10,476	821,737	3.8

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund

	Shares	Value	% of Basket Value

United States (continued)
Ryder System, Inc.	3,443	$129,147	0.6%
Sally Beauty Holdings, Inc.	32,545	407,789	1.9
Sealed Air Corp.	17,056	560,290	2.6
Sinclair Broadcast Group, Inc., Class A	13,163	242,989	1.1
Tanger Factory Outlet Centers, Inc.	50,749	361,840	1.7
Target Corp.	1,432	171,740	0.8
TEGNA, Inc.	2,456	27,360	0.1
Toll Brothers, Inc.	11,376	370,744	1.7
TRI Pointe Group, Inc.	20,834	306,051	1.4
Trinity Industries, Inc.	17,029	362,547	1.7
Valero Energy Corp.	1,772	104,229	0.5
W.W. Grainger, Inc.	1,812	569,258	2.6
Welltower, Inc.	11,514	595,850	2.8
Western Union Co.	3,467	74,957	0.4
Whirlpool Corp.	276	35,750	0.2
Wyndham Destinations, Inc.	17,412	490,670	2.3

		30,885,770

Total Reference Entity — Long		31,277,698

Reference Entity — Short

Canada
Brookfield Asset Management, Inc., Class A	(1)	(33)	0.0
Enbridge, Inc.	(4)	(122)	0.0

		(155)

United States
Avis Budget Group, Inc.	(21,027)	(481,308)	(2.2)
Cleveland-Cliffs, Inc.	(138,285)	(763,333)	(3.5)
Continental Resources, Inc.	(230,121)	(4,034,021)	(18.7)
Credit Acceptance Corp.	(8,435)	(3,534,349)	(16.4)
Huntsman Corp.	(1)	(18)	0.0
Macy’s, Inc.	(24,553)	(168,925)	(0.8)
Matador Resources Co.	(14,580)	(123,930)	(0.6)
Nordstrom, Inc.	(33,093)	(512,611)	(2.4)
United States Steel Corp.	(16,445)	(118,733)	(0.6)

		(9,737,228)

Total Reference Entity — Short		(9,737,383)

Net Value of Reference Entity — Bank of America N.A.		$21,540,315

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of June 30, 2020 termination date 02/22/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Canada
Barrick Gold Corp.	178,800	$4,816,872	(110.8)%

United States
Allstate Corp.	46,214	4,482,296	(103.1)
Altice USA, Inc., Class A	163,919	3,694,734	(85.0)
Altria Group, Inc.	111,477	4,375,472	(100.6)
American Electric Power Co., Inc.	55,232	4,398,676	(101.2)
American Express Co.	46,888	4,463,738	(102.6)
American International Group, Inc.	118,457	3,693,489	(84.9)

	Shares	Value	% of Basket Value

United States (continued)
Amgen, Inc.	20,012	$4,720,030	(108.5	) %
Arrow Electronics, Inc.	66,993	4,601,749	(105.8)
Ashland Global Holdings, Inc.	68,384	4,725,334	(108.7)
AutoZone, Inc.	4,012	4,526,017	(104.1)
Baxter International, Inc.	38,181	3,287,384	(75.6)
Boyd Gaming Corp.	79,878	1,669,450	(38.4)
Bristol-Myers Squibb Co.	79,492	4,674,130	(107.5)
Campbell Soup Co.	59,493	2,952,638	(67.9)
Capital One Financial Corp.	68,052	4,259,375	(97.9)
Cardinal Health, Inc.	86,651	4,522,316	(104.0)
Caterpillar, Inc.	36,040	4,559,060	(104.8)
CenterPoint Energy, Inc.	247,471	4,620,284	(106.2)
CenturyLink, Inc.	367,812	3,689,154	(84.8)
Cisco Systems, Inc.	97,698	4,556,635	(104.8)
Colgate-Palmolive Co.	3,100	227,106	(5.2)
ConocoPhillips	108,556	4,561,523	(104.9)
CSX Corp.	64,763	4,516,572	(103.9)
CVS Health Corp.	69,358	4,506,189	(103.6)
Darden Restaurants, Inc.	39,425	2,987,232	(68.7)
DaVita, Inc.	56,749	4,491,116	(103.3)
Deere & Co.	2,360	370,874	(8.5)
Devon Energy Corp.	389,323	4,414,923	(101.5)
Dover Corp.	8,074	779,625	(17.9)
DXC Technology Co.	296,591	4,893,751	(112.5)
Eastman Chemical Co.	65,845	4,585,446	(105.4)
Exelon Corp.	123,657	4,487,513	(103.2)
General Mills, Inc.	73,133	4,508,649	(103.7)
Goodyear Tire & Rubber Co.	531,686	4,755,931	(109.4)
Halliburton Co.	369,299	4,793,501	(110.2)
Hartford Financial Services Group, Inc.	24,048	927,050	(21.3)
HD Supply Holdings, Inc.	129,096	4,473,176	(102.9)
Home Depot, Inc.	17,795	4,457,825	(102.5)
HP, Inc.	279,735	4,875,781	(112.1)
International Paper Co.	128,450	4,522,725	(104.0)
Johnson & Johnson	31,097	4,373,171	(100.6)
Kinder Morgan, Inc.	295,738	4,486,345	(103.2)
Kohl’s Corp.	233,364	4,846,970	(111.5)
Kroger Co.	130,520	4,418,102	(101.6)
Lamb Weston Holdings, Inc.	41,031	2,623,112	(60.3)
Lincoln National Corp.	120,286	4,425,322	(101.8)
Lockheed Martin Corp.	12,172	4,441,806	(102.1)
Lowe’s Cos., Inc.	34,442	4,653,803	(107.0)
Marathon Oil Corp.	756,456	4,629,511	(106.5)
Marsh & McLennan Cos., Inc.	40,907	4,392,185	(101.0)
McDonald’s Corp.	23,965	4,420,824	(101.7)
McKesson Corp.	1,520	233,198	(5.4)
MetLife, Inc.	107,732	3,934,373	(90.5)
MGIC Investment Corp.	552,019	4,521,036	(104.0)
Motorola Solutions, Inc.	32,192	4,511,065	(103.7)
Murphy Oil Corp.	357,862	4,938,496	(113.6)
Newell Brands, Inc.	193,526	3,073,193	(70.7)
Newmont Corp.	78,181	4,826,895	(111.0)
Norfolk Southern Corp.	25,139	4,413,654	(101.5)
Northrop Grumman Corp.	14,262	4,384,709	(100.8)
NRG Energy, Inc.	69,061	2,248,626	(51.7)
Nucor Corp.	104,459	4,325,647	(99.5)
Omnicom Group, Inc.	83,506	4,559,428	(104.8)
Ovintiv, Inc.	494,942	4,726,696	(108.7)
Packaging Corp. of America	42,803	4,271,739	(98.2)
Pfizer, Inc.	104,543	3,418,556	(78.6)
Prudential Financial, Inc.	70,900	4,317,810	(99.3)
PulteGroup, Inc.	133,110	4,529,733	(104.2)

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund

	Shares	Value	% of Basket Value

United States (continued)
Quest Diagnostics, Inc.	40,950	$4,666,662	(107.3	) %
Sealed Air Corp.	56,520	1,856,682	(42.7)
Southern Co.	85,462	4,431,205	(101.9)
Southwest Airlines Co.	115,994	3,964,675	(91.2)
Target Corp.	38,873	4,662,039	(107.2)
TEGNA, Inc.	371,747	4,141,262	(95.2)
Toll Brothers, Inc.	149,343	4,867,088	(111.9)
Union Pacific Corp.	26,095	4,411,882	(101.5)
United Rentals, Inc.	30,839	4,596,245	(105.7)
Universal Health Services, Inc., Class B	49,047	4,555,976	(104.8)
Valero Energy Corp.	67,917	3,994,878	(91.9)
Vistra Energy Corp.	241,601	4,498,611	(103.5)
Vulcan Materials Co.	32,426	3,756,552	(86.4)
Walmart, Inc.	36,034	4,316,153	(99.3)
Walt Disney Co.	39,082	4,358,034	(100.2)
Westrock Co.	167,171	4,724,252	(108.6)
Weyerhaeuser Co.	211,933	4,760,015	(109.5)
Whirlpool Corp.	35,766	4,632,770	(106.5)
Xerox Holdings Corp.	283,244	4,330,801	(99.6)
Yum! Brands, Inc.	45,254	3,933,025	(90.4)

		357,013,281

Total Reference Entity — Long		361,830,153

Reference Entity — Short

Canada
Canadian Natural Resources Ltd.	(247,906)	(4,321,002)	99.4
Enbridge, Inc.	(135,168)	(4,111,810)	94.5
Rogers Communications, Inc., Class B	(107,852)	(4,334,572)	99.7
Teck Resources Ltd., Class B	(443,343)	(4,619,634)	106.2

		(17,387,018)

United States
3M Co.	(27,549)	(4,297,369)	98.8
Advanced Micro Devices, Inc.	(57,113)	(3,004,715)	69.1
AES Corp.	(50,907)	(737,642)	17.0
Ally Financial, Inc.	(232,396)	(4,608,413)	106.0
AmerisourceBergen Corp.	(46,033)	(4,638,745)	106.7
Apache Corp.	(68,153)	(920,065)	21.2
Aramark	(134,003)	(3,024,448)	69.5
AT&T, Inc.	(148,874)	(4,500,461)	103.5
Ball Corp.	(63,173)	(4,389,892)	100.9
Bausch Health Cos., Inc.	(241,073)	(4,409,225)	101.4
Berkshire Hathaway, Inc., Class B	(24,671)	(4,404,020)	101.3
Best Buy Co., Inc.	(43,271)	(3,776,260)	86.8
Boeing Co.	(24,022)	(4,403,233)	101.3
BorgWarner, Inc.	(134,129)	(4,734,754)	108.9
Boston Scientific Corp.	(129,391)	(4,542,918)	104.5
Brunswick Corp.	(72,162)	(4,619,090)	106.2
Charter Communications, Inc., Class A	(8,721)	(4,448,059)	102.3
Chevron Corp.	(49,017)	(4,373,787)	100.6
Cigna Corp.	(23,406)	(4,392,136)	101.0
Clorox Co.	(14,149)	(3,103,866)	71.4
Colgate-Palmolive Co.	(64,345)	(4,713,915)	108.4
Comcast Corp., Class A	(111,609)	(4,350,519)	100.0
Conagra Brands, Inc.	(106,335)	(3,739,802)	86.0
Constellation Brands, Inc., Class A	(25,127)	(4,395,969)	101.1
Corning, Inc.	(175,112)	(4,535,401)	104.3
Dell Technologies, Inc., Class C	(87,983)	(4,833,786)	111.2
Delta Air Lines, Inc.	(160,201)	(4,493,638)	103.3
DISH Network Corp., Class A	(132,378)	(4,568,365)	105.0
Dominion Energy, Inc.	(54,396)	(4,415,867)	101.5

	Shares	Value	% of Basket Value

United States (continued)
DR Horton, Inc.	(80,538)	$(4,465,832)	102.7%
Entergy Corp.	(46,339)	(4,347,062)	100.0
Expedia Group, Inc.	(56,357)	(4,632,545)	106.5
Exxon Mobil Corp.	(80,613)	(3,605,013)	82.9
FedEx Corp.	(34,009)	(4,768,742)	109.7
FirstEnergy Corp.	(116,704)	(4,525,781)	104.1
Ford Motor Co.	(741,156)	(4,506,228)	103.6
Freeport-McMoRan, Inc.	(421,661)	(4,878,618)	112.2
Gap, Inc.	(368,859)	(4,655,001)	107.0
General Electric Co.	(510,270)	(3,485,144)	80.1
General Motors Co.	(79,359)	(2,007,783)	46.2
HCA Holdings, Inc.	(47,364)	(4,597,150)	105.7
Healthpeak Properties, Inc.	(166,946)	(4,601,032)	105.8
Hess Corp.	(90,193)	(4,672,899)	107.5
Honeywell International, Inc.	(26,550)	(3,838,864)	88.3
Host Hotels & Resorts, Inc.	(92,761)	(1,000,891)	23.0
Humana, Inc.	(9,405)	(3,646,789)	83.9
International Business Machines Corp.	(37,621)	(4,543,488)	104.5
Johnson Controls International PLC	(130,299)	(4,448,408)	102.3
Kraft Heinz Co.	(112,858)	(3,599,042)	82.8
L Brands, Inc.	(266,948)	(3,996,212)	91.9
Lennar Corp., Class A	(73,292)	(4,516,253)	103.9
Loews Corp.	(129,443)	(4,438,600)	102.1
Louisiana-Pacific Corp.	(194,264)	(4,982,872)	114.6
Marriott International, Inc., Class A	(10,827)	(928,199)	21.3
MDC Holdings, Inc.	(127,342)	(4,546,109)	104.5
MGM Resorts International	(274,930)	(4,618,824)	106.2
Mohawk Industries, Inc.	(44,975)	(4,576,656)	105.2
Mondelez International, Inc., Class A	(87,465)	(4,472,085)	102.8
Navient Corp.	(304,152)	(2,138,189)	49.2
Nordstrom, Inc.	(160,325)	(2,483,434)	57.1
Occidental Petroleum Corp.	(247,611)	(4,531,281)	104.2
Olin Corp.	(404,081)	(4,642,891)	106.8
OneMain Holdings, Inc.	(137,517)	(3,374,667)	77.6
ONEOK, Inc.	(142,169)	(4,722,854)	108.6
Pioneer Natural Resources Co.	(47,525)	(4,643,193)	106.8
PPG Industries, Inc.	(44,000)	(4,666,640)	107.3
Procter & Gamble Co.	(37,621)	(4,498,343)	103.4
Radian Group, Inc.	(296,338)	(4,596,202)	105.7
Ryder System, Inc.	(83,204)	(3,120,982)	71.8
Sempra Energy	(38,897)	(4,559,895)	104.9
Sherwin-Williams Co.	(7,998)	(4,621,644)	106.3
Simon Property Group, Inc.	(35,896)	(2,454,568)	56.4
Stanley Black & Decker, Inc.	(32,974)	(4,595,916)	105.7
T-Mobile U.S., Inc.	(43,782)	(4,559,895)	104.9
Tesla, Inc.	(4,558)	(4,921,774)	113.2
TJX Cos., Inc.	(84,997)	(4,297,448)	98.8
TransDigm Group, Inc.	(10,416)	(4,604,393)	105.9
Travelers Cos., Inc.	(39,626)	(4,519,345)	103.9
Tyson Foods, Inc., Class A	(73,194)	(4,370,414)	100.5
United Parcel Service, Inc., Class B	(44,118)	(4,905,039)	112.8
UnitedHealth Group, Inc.	(13,385)	(3,947,906)	90.8
Verizon Communications, Inc.	(79,723)	(4,395,129)	101.1
ViacomCBS, Inc., Class B	(196,247)	(4,576,480)	105.2
Waste Management, Inc.	(42,389)	(4,489,419)	103.2
Williams Cos., Inc.	(224,777)	(4,275,259)	98.3

		(348,791,682)

Total Reference Entity — Short		(366,178,700)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$(4,348,547)

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of June 30, 2020 termination date 02/22/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Canada
Kinross Gold Corp.	160,417	$1,158,211	5.0%
Magna International, Inc.	55,542	2,473,285	10.6
Thomson Reuters Corp.	23,556	1,601,101	6.8

		5,232,597

Netherlands
NXP Semiconductors NV	28,230	3,219,349	13.8

United States
Abbott Laboratories	1,107	101,213	0.4
Aflac, Inc.	15,894	572,661	2.5
Allegheny Technologies, Inc.	16,203	165,109	0.7
Allison Transmission Holdings, Inc.	80,216	2,950,344	12.6
Altice USA, Inc., Class A	66,529	1,499,564	6.4
Altria Group, Inc.	86,670	3,401,797	14.6
AMC Networks, Inc., Class A	55,820	1,305,630	5.6
American Financial Group, Inc.	8,753	555,465	2.4
AmerisourceBergen Corp.	17,117	1,724,880	7.4
Amgen, Inc.	12,910	3,044,953	13.0
Anthem, Inc.	5,193	1,365,655	5.8
Aon PLC, Class A	1,136	218,794	0.9
Arrow Electronics, Inc.	33,110	2,274,326	9.7
AutoNation, Inc.	23,983	901,281	3.9
AutoZone, Inc.	2,940	3,316,673	14.2
Avangrid, Inc.	45,901	1,926,924	8.2
Avnet, Inc.	120,908	3,371,520	14.4
B&G Foods, Inc.	7,452	181,680	0.8
Baxter International, Inc.	9,169	789,451	3.4
Best Buy Co., Inc.	10,798	942,341	4.0
Biogen, Inc.	12,752	3,411,798	14.6
Boston Properties, Inc.	39,897	3,605,891	15.4
Brink’s Co.	19,691	896,137	3.8
Bristol-Myers Squibb Co.	60,710	3,569,748	15.3
Brixmor Property Group, Inc.	208,516	2,673,175	11.4
Builders FirstSource, Inc.	52,844	1,093,871	4.7
Camden Property Trust	234	21,345	0.1
Campbell Soup Co.	52,072	2,584,333	11.1
Capital One Financial Corp.	51,479	3,222,071	13.8
Cardinal Health, Inc.	68,266	3,562,803	15.3
Carlisle Cos., Inc.	30,204	3,614,513	15.5
Caterpillar, Inc.	23,418	2,962,377	12.7
CDK Global, Inc.	87,076	3,606,688	15.4
Celanese Corp.	11,687	1,009,056	4.3
CenterPoint Energy, Inc.	137,879	2,574,201	11.0
CenturyLink, Inc.	326,481	3,274,604	14.0
Cigna Corp.	6,642	1,246,371	5.3
CME Group, Inc.	13,634	2,216,070	9.5
CNX Resources Corp.	117,355	1,015,121	4.3
Colgate-Palmolive Co.	17,385	1,273,625	5.5
Concho Resources, Inc.	63,821	3,286,781	14.1
Consolidated Edison, Inc.	4,647	334,259	1.4
Crown Holdings, Inc.	1,799	117,169	0.5
CSX Corp.	49,945	3,483,164	14.9
CVR Energy, Inc.	100,444	2,019,929	8.6
CVS Health Corp.	18,719	1,216,173	5.2
Dana, Inc.	171,736	2,093,462	9.0

	Shares	Value	% of Basket Value

United States (continued)
Deere & Co.	21,091	$3,314,451	14.2%
Devon Energy Corp.	92,624	1,050,356	4.5
Diamondback Energy, Inc.	7,573	316,703	1.4
Discover Financial Services	20,248	1,014,222	4.3
Discovery, Inc., Class A	41,708	880,039	3.8
Dollar General Corp.	16,955	3,230,097	13.8
DXC Technology Co.	227,410	3,752,265	16.1
Eastman Chemical Co.	19,440	1,353,802	5.8
eBay, Inc.	27,429	1,438,651	6.2
Eli Lilly & Co.	2,637	432,943	1.9
Entergy Corp.	37,679	3,534,667	15.1
EOG Resources, Inc.	22,981	1,164,217	5.0
EQT Corp.	35,278	419,808	1.8
Equity Residential	38,493	2,264,158	9.7
Essex Property Trust, Inc.	11,025	2,526,599	10.8
Exelon Corp.	66,896	2,427,656	10.4
FMC Corp.	32,954	3,282,877	14.1
Fox Corp., Class A	7,871	211,100	0.9
Gaming and Leisure Properties, Inc.	241	8,330	0.0
General Mills, Inc.	33,196	2,046,533	8.8
Gilead Sciences, Inc.	44,803	3,447,143	14.8
Harley-Davidson, Inc.	153,131	3,639,924	15.6
Hasbro, Inc.	3,803	285,035	1.2
HCA Healthcare, Inc.	37,637	3,653,047	15.6
Healthpeak Properties, Inc.	7,947	219,019	0.9
Hershey Co.	16,004	2,074,438	8.9
Hewlett Packard Enterprise Co.	100,350	976,406	4.2
Hilton Worldwide Holdings, Inc.	30,396	2,232,586	9.6
Humana, Inc.	9,318	3,613,054	15.5
Huntington Ingalls Industries, Inc.	10,195	1,778,926	7.6
Hyatt Hotels Corp., Class A	20,587	1,035,320	4.4
Illinois Tool Works, Inc.	19,487	3,407,302	14.6
Intel Corp.	59,356	3,551,269	15.2
International Paper Co.	103,616	3,648,319	15.6
Interpublic Group of Cos., Inc.	127,336	2,185,086	9.4
J.M. Smucker Co.	4,199	444,296	1.9
Jabil, Inc.	24,162	775,117	3.3
JB Hunt Transport Services, Inc.	15,176	1,826,280	7.8
Kimco Realty Corp.	226,505	2,908,324	12.4
Kroger Co.	89,483	3,029,000	13.0
Laboratory Corp. of America Holdings	19,063	3,166,555	13.6
Lam Research Corp.	6,775	2,191,441	9.4
Lamar Advertising Co., Class A	13,255	884,904	3.8
Life Storage, Inc.	32,103	3,048,180	13.0
Lockheed Martin Corp.	8,327	3,038,689	13.0
Lowe’s Cos., Inc.	9,307	1,257,562	5.4
LyondellBasell Industries NV, Class A	17,624	1,158,249	5.0
Marathon Petroleum Corp.	57,831	2,161,723	9.3
Masco Corp.	3,221	161,726	0.7
Mattel, Inc.	227,145	2,196,492	9.4
McKesson Corp.	23,748	3,643,418	15.6
Mid-America Apartment Communities, Inc.	24,645	2,826,042	12.1
Moody’s Corp.	415	114,013	0.5
Murphy Oil Corp.	223,298	3,081,512	13.2
Mylan NV	1,232	19,811	0.1
Nasdaq, Inc.	4,118	491,977	2.1
NCR Corp.	76,867	1,331,336	5.7
Newell Brands, Inc.	48,801	774,960	3.3
Newmont Corp.	53,563	3,306,980	14.2
Nexstar Media Group, Inc., Class A	5,313	444,645	1.9
Noble Energy, Inc.	215,415	1,930,118	8.3
Norfolk Southern Corp.	16,429	2,884,440	12.3

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund

	Shares	Value	% of Basket Value

United States (continued)
Northrop Grumman Corp.	9,182	$2,822,914	12.1%
NRG Energy, Inc.	110,252	3,589,805	15.4
Omnicom Group, Inc.	65,248	3,562,541	15.3
ONEOK, Inc.	9,553	317,351	1.4
Outfront Media, Inc.	36,397	515,745	2.2
Owens Corning	638	35,575	0.2
Packaging Corp. of America	15,654	1,562,269	6.7
Parker-Hannifin Corp.	1,717	314,675	1.3
Pfizer, Inc.	105,893	3,462,701	14.8
Philip Morris International, Inc.	45,732	3,203,984	13.7
Pioneer Natural Resources Co.	14,573	1,423,782	6.1
PPL Corp.	121,112	3,129,534	13.4
Public Storage	1,622	311,246	1.3
PulteGroup, Inc.	7,550	256,927	1.1
QUALCOMM, Inc.	39,632	3,614,835	15.5
Ralph Lauren Corp.	19,727	1,430,602	6.1
Raymond James Financial, Inc.	8,789	604,947	2.6
Regency Centers Corp.	33,264	1,526,485	6.5
Reinsurance Group of America, Inc.	34,845	2,733,242	11.7
Republic Services, Inc.	14,167	1,162,402	5.0
Rite Aid Corp.	6,526	111,334	0.5
Ryder System, Inc.	86,580	3,247,616	13.9
S&P Global, Inc.	113	37,231	0.2
Sally Beauty Holdings, Inc.	44,142	553,099	2.4
Schlumberger Ltd.	164,277	3,021,054	12.9
Sealed Air Corp.	14,220	467,127	2.0
Service Corp. International	32,119	1,249,108	5.3
Sinclair Broadcast Group, Inc., Class A	120,295	2,220,646	9.5
Spectrum Brands Holdings, Inc.	43,189	1,982,375	8.5
Steel Dynamics, Inc.	136,474	3,560,607	15.2
Stryker Corp.	193	34,777	0.1
Tapestry, Inc.	4,739	62,934	0.3
Target Corp.	28,338	3,398,576	14.5
TEGNA, Inc.	68,500	763,090	3.3
Toll Brothers, Inc.	47,146	1,536,488	6.6
TRI Pointe Group, Inc.	106,151	1,559,358	6.7
Trinity Industries, Inc.	77,665	1,653,488	7.1
Union Pacific Corp.	21,315	3,603,727	15.4
Valero Energy Corp.	40,758	2,397,386	10.3
Valvoline, Inc.	46,443	897,743	3.8
VeriSign, Inc.	81	16,753	0.1
Voya Financial, Inc.	76,758	3,580,761	15.3
W.W. Grainger, Inc.	9,991	3,138,773	13.4
Welltower, Inc.	25,996	1,345,293	5.8
Western Union Co.	151,223	3,269,441	14.0
Westrock Co.	53,109	1,500,860	6.4
Williams Cos., Inc.	1,505	28,625	0.1
WPX Energy, Inc.	3,851	24,569	0.1
Wyndham Destinations, Inc.	114,381	3,223,257	13.8
Xerox Holdings Corp.	231,119	3,533,810	15.1

		297,710,602

Total Reference Entity — Long		306,162,548

Reference Entity — Short

Canada
Brookfield Asset Management, Inc., Class A	(107,063)	(3,522,373)	(15.1)
Canadian Natural Resources Ltd.	(166,206)	(2,896,971)	(12.4)
Cenovus Energy, Inc.	(302,853)	(1,414,323)	(6.1)
Enbridge, Inc.	(5,318)	(161,773)	(0.7)
Fortis, Inc.	(10,373)	(395,004)	(1.7)
Open Text Corp.	(81,581)	(3,465,561)	(14.8)

	Shares	Value	% of Basket Value

Canada (continued)
Restaurant Brands International, Inc.	(66,134)	$(3,612,900)	(15.5	) %
Suncor Energy, Inc.	(111,416)	(1,878,474)	(8.0)

		(17,347,379)

United States
3M Co.	(1,834)	(286,086)	(1.2)
AECOM	(13,752)	(516,800)	(2.2)
Air Lease Corp.	(93,820)	(2,747,988)	(11.8)
Alexandria Real Estate Equities, Inc.	(7,007)	(1,136,886)	(4.9)
Ally Financial, Inc.	(4,344)	(86,142)	(0.4)
Apache Corp.	(36,552)	(493,452)	(2.1)
Aptiv PLC	(44,352)	(3,455,908)	(14.8)
Aramark	(22,752)	(513,513)	(2.2)
Archer-Daniels-Midland Co.	(37,467)	(1,494,933)	(6.4)
AT&T, Inc.	(27,457)	(830,025)	(3.5)
Avis Budget Group, Inc.	(24,338)	(557,097)	(2.4)
Baker Hughes Co.	(194,758)	(2,997,326)	(12.8)
Ball Corp.	(34,619)	(2,405,674)	(10.3)
Bed Bath & Beyond, Inc.	(13,637)	(144,552)	(0.6)
Berkshire Hathaway, Inc., Class B	(19,848)	(3,543,066)	(15.2)
Boeing Co.	(19,086)	(3,498,464)	(15.0)
BorgWarner, Inc.	(17,990)	(635,047)	(2.7)
Boston Scientific Corp.	(31,752)	(1,114,813)	(4.8)
Boyd Gaming Corp.	(14,636)	(305,892)	(1.3)
Brighthouse Financial, Inc.	(708)	(19,697)	(0.1)
Broadcom, Inc.	(11,335)	(3,577,439)	(15.3)
Bunge Ltd.	(16,717)	(687,570)	(2.9)
Catalent, Inc.	(37,436)	(2,744,059)	(11.7)
Centene Corp.	(50,082)	(3,182,711)	(13.6)
Charles River Laboratories International, Inc.	(8,918)	(1,554,853)	(6.7)
Churchill Downs, Inc.	(26,317)	(3,504,109)	(15.0)
Cintas Corp.	(9,748)	(2,596,477)	(11.1)
Comcast Corp., Class A	(90,423)	(3,524,689)	(15.1)
CommScope Holding Co., Inc.	(1,064)	(8,863)	0.0
ConocoPhillips	(13,271)	(557,647)	(2.4)
Constellation Brands, Inc., Class A	(7,184)	(1,256,841)	(5.4)
CyrusOne, Inc.	(7,591)	(552,245)	(2.4)
Darden Restaurants, Inc.	(21,297)	(1,613,674)	(6.9)
Delta Air Lines, Inc.	(104,268)	(2,924,717)	(12.5)
DISH Network Corp., Class A	(106,933)	(3,690,258)	(15.8)
Dominion Energy, Inc.	(43,683)	(3,546,186)	(15.2)
Ecolab, Inc.	(15,055)	(2,995,192)	(12.8)
Edison International	(63,995)	(3,475,568)	(14.9)
Encompass Health Corp.	(36,952)	(2,288,437)	(9.8)
EPR Properties	(109,765)	(3,636,514)	(15.6)
Equifax, Inc.	(13,971)	(2,401,335)	(10.3)
Equinix, Inc.	(5,045)	(3,543,104)	(15.2)
Essential Utilities, Inc.	(81,104)	(3,425,833)	(14.7)
Estee Lauder Cos., Inc., Class A	(15,532)	(2,930,578)	(12.5)
Expedia Group, Inc.	(26,653)	(2,190,877)	(9.4)
Exxon Mobil Corp.	(11,324)	(506,409)	(2.2)
FedEx Corp.	(2,423)	(339,753)	(1.4)
Fidelity National Information Services, Inc.	(93)	(12,470)	(0.1)
Fiserv, Inc.	(9,408)	(918,409)	(3.9)
Flex Ltd.	(222,161)	(2,277,150)	(9.7)
Fluor Corp.	(296,016)	(3,575,873)	(15.3)
Ford Motor Co.	(588,450)	(3,577,776)	(15.3)
Freeport-McMoRan, Inc.	(150,393)	(1,740,047)	(7.4)
General Electric Co.	(121,461)	(829,579)	(3.5)
General Motors Co.	(99,505)	(2,517,477)	(10.8)
Goodyear Tire & Rubber Co.	(109,432)	(978,869)	(4.2)
Hess Corp.	(71,796)	(3,719,751)	(15.9)
Hill-Rom Holdings, Inc.	(17,070)	(1,873,945)	(8.0)

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund

	Shares	Value	% of Basket Value

United States (continued)
Host Hotels & Resorts, Inc.	(6,309)	$(68,074)	(0.3	) %
Howmet Aerospace, Inc.	(9,843)	(156,012)	(0.7)
Hudson Pacific Properties, Inc.	(5,519)	(138,858)	(0.6)
Huntsman Corp.	(186,164)	(3,345,367)	(14.3)
International Business Machines Corp.	(18,116)	(2,187,869)	(9.4)
Iron Mountain, Inc.	(7,035)	(183,614)	(0.8)
KB Home	(56,330)	(1,728,204)	(7.4)
Kilroy Realty Corp.	(3,417)	(200,578)	(0.9)
Kohl’s Corp.	(168,577)	(3,501,344)	(15.0)
Kraft Heinz Co.	(43,895)	(1,399,812)	(6.0)
L Brands, Inc.	(95,380)	(1,427,839)	(6.1)
Leggett & Platt, Inc.	(5,158)	(181,304)	(0.8)
Live Nation Entertainment, Inc.	(65,178)	(2,889,341)	(12.4)
Marathon Oil Corp.	(209,360)	(1,281,283)	(5.5)
Marriott International, Inc., Class A	(20,119)	(1,724,802)	(7.4)
Marsh & McLennan Cos., Inc.	(4,579)	(491,647)	(2.1)
MasterCard, Inc., Class A	(2,436)	(720,325)	(3.1)
McCormick & Co., Inc.	(2,385)	(427,893)	(1.8)
Medical Properties Trust, Inc.	(194,926)	(3,664,609)	(15.7)
MEDNAX, Inc.	(112,622)	(1,925,836)	(8.2)
MGM Growth Properties LLC, Class A	(104,785)	(2,851,200)	(12.2)
Micron Technology, Inc.	(4,598)	(236,889)	(1.0)
Mosaic Co.	(184,148)	(2,303,691)	(9.9)
Motorola Solutions, Inc.	(11,787)	(1,651,712)	(7.1)
National Oilwell Varco, Inc.	(20,313)	(248,834)	(1.1)
Netflix, Inc.	(7,850)	(3,572,064)	(15.3)
Nordstrom, Inc.	(203,848)	(3,157,606)	(13.5)
Occidental Petroleum Corp.	(152,135)	(2,784,071)	(11.9)
Olin Corp.	(18,294)	(210,198)	(0.9)
Omega Healthcare Investors, Inc.	(70,693)	(2,101,703)	(9.0)
Parsley Energy, Inc., Class A	(86,852)	(927,579)	(4.0)
PDC Energy, Inc.	(198,147)	(2,464,949)	(10.5)
Penn National Gaming, Inc.	(116,856)	(3,568,782)	(15.3)
PepsiCo, Inc.	(7,619)	(1,007,689)	(4.3)
Performance Food Group Co.	(119,382)	(3,478,791)	(14.9)
PerkinElmer, Inc.	(27,586)	(2,705,911)	(11.6)
Pilgrim’s Pride Corp.	(12,535)	(211,716)	(0.9)
Post Holdings, Inc.	(41,005)	(3,592,858)	(15.4)
PPG Industries, Inc.	(34,959)	(3,707,752)	(15.9)
Progressive Corp.	(10,564)	(846,282)	(3.6)
Prologis, Inc.	(38,746)	(3,616,164)	(15.5)
PTC, Inc.	(2,639)	(205,288)	(0.9)
Public Service Enterprise Group, Inc.	(73,277)	(3,602,297)	(15.4)
Radian Group, Inc.	(26,455)	(410,317)	(1.8)
Range Resources Corp.	(46,654)	(262,662)	(1.1)

	Shares	Value	% of Basket Value

United States (continued)
Realty Income Corp.	(59,590)	$(3,545,605)	(15.2	) %
Roper Technologies, Inc.	(9,246)	(3,589,852)	(15.4)
Royal Caribbean Cruises Ltd.	(7,551)	(379,815)	(1.6)
Ryman Hospitality Properties, Inc.	(36,367)	(1,258,298)	(5.4)
Sabra Health Care REIT, Inc.	(127,366)	(1,837,891)	(7.9)
Scientific Games Corp., Class A	(2,134)	(32,992)	(0.1)
Sensata Technologies Holding PLC	(7,427)	(276,507)	(1.2)
Simon Property Group, Inc.	(18,301)	(1,251,422)	(5.4)
Six Flags Entertainment Corp.	(29,982)	(575,954)	(2.5)
Southwest Airlines Co.	(31,518)	(1,077,285)	(4.6)
Southwestern Energy Co.	(229,300)	(587,008)	(2.5)
Spirit AeroSystems Holdings, Inc., Class A	(141,787)	(3,394,381)	(14.5)
Spirit Realty Capital, Inc.	(101,241)	(3,529,261)	(15.1)
Stanley Black & Decker, Inc.	(14,686)	(2,046,935)	(8.8)
Starwood Property Trust, Inc.	(19,597)	(293,171)	(1.2)
Sysco Corp.	(57,902)	(3,164,923)	(13.5)
Taylor Morrison Home Corp.	(177,855)	(3,430,823)	(14.7)
Teleflex, Inc.	(4,696)	(1,709,250)	(7.3)
Tesla, Inc.	(1,345)	(1,452,344)	(6.2)
TJX Cos., Inc.	(7,294)	(368,785)	(1.6)
TransDigm Group, Inc.	(7,565)	(3,344,108)	(14.3)
Trimble, Inc.	(84,933)	(3,668,256)	(15.7)
Under Armour, Inc., Class A	(382,070)	(3,721,362)	(15.9)
United Airlines Holdings, Inc.	(12,994)	(449,722)	(1.9)
United Parcel Service, Inc., Class B	(32,525)	(3,616,130)	(15.5)
Ventas, Inc.	(21,855)	(800,330)	(3.4)
Verisk Analytics, Inc., Class A	(17,014)	(2,895,783)	(12.4)
VF Corp.	(33,362)	(2,033,080)	(8.7)
VMware, Inc., Class A	(21,267)	(3,293,408)	(14.1)
Vornado Realty Trust	(53,998)	(2,063,264)	(8.8)
Walt Disney Co.	(31,903)	(3,557,504)	(15.2)
Waste Management, Inc.	(34,324)	(3,635,255)	(15.6)
Western Digital Corp.	(22,062)	(974,037)	(4.2)
Westinghouse Air Brake Technologies Corp.	(26,203)	(1,508,507)	(6.5)
Westlake Chemical Corp.	(35,857)	(1,923,728)	(8.2)
Weyerhaeuser Co.	(22,446)	(504,137)	(2.2)
WPX Energy, Inc.	(654)	(4,173)	0.0
Wynn Resorts Ltd.	(50,052)	(3,728,373)	(16.0)
Yum! Brands, Inc.	(5,772)	(501,645)	(2.1)

		(265,457,565)

Total Reference Entity — Short		(282,804,944)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$23,357,604

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$12,322	$(12,222)	$670,448	$(577,454)
OTC Swaps	—	—	88,753,852	(994,783)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instrument
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$153,499	$—	$153,499
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	3,611	—	—	3,611
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	25,725	—	—	644,723	—	670,448
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	88,751,516	—	2,336	—	88,753,852

	$—	$25,725	$88,751,516	$3,611	$800,558	$—	$89,581,410

Liabilities — Derivative Financial Instrument
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,306,072	$—	$1,306,072
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	577,454	—	577,454
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	983,324	—	11,459	—	994,783

	$—	$—	$983,324	$—	$1,894,985	$—	$2,878,309

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,670,345)	$—	$(1,320,059)	$—	$(2,990,404)
Forward foreign currency exchange contracts	—	—	—	123,941	—	—	123,941
Swaps	—	1,499,248	(56,889,419)	—	1,615,949	—	(53,774,222)

	$—	$1,499,248	$(58,559,764)	$123,941	$295,890	$—	$(56,640,685)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,048,306)	$—	$(1,048,306)
Forward foreign currency exchange contracts	—	—	—	8,643	—	—	8,643
Swaps	—	25,725	87,933,572	—	82,198	—	88,041,495

	$—	$25,725	$87,933,572	$8,643	$(966,108)	$—	$87,001,832

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$130,650,587
Average notional value of contracts — short	$168,176,753
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,603,042
Credit default swaps:
Average notional value — buy protection	$2,984,850
Interest rate swaps:
Average notional value — pays fixed rate	$55,412,526
Average notional value — receives fixed rate	$59,331,337
Total return swaps
Average notional value	$(44,776,332)

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund

For more information about the Fund’s Investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$245,831	$239,322
Forward foreign currency exchange contracts	3,611	—
Swaps — Centrally cleared	145,962	—
Swaps — OTC(a)	88,753,852	994,783

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$89,149,256	$1,234,105
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(391,793)	(239,322)

Total derivative assets and liabilities subject to an MNA	$88,757,463	$994,783

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America N.A.	$3,480,414	$(994,783)	$—	$—	$2,485,631
Citibank N.A.	3,025	—	—	—	3,025
JPMorgan Chase Bank N.A.	586	—	—	—	586
Morgan Stanley & Co. International PLC	85,273,438	—	—	(83,040,000)	2,233,438

	$88,757,463	$(994,783)	$—	$(83,040,000)	$4,722,680

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America N.A.	$994,783	$(994,783)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Systematic Multi-Strategy Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Asset-Backed Securities	$—	$101,008,071	$—	$101,008,071
Common Stocks	75,539,319	—	—	75,539,319
Corporate Bonds	—	623,029,804	—	623,029,804
Non-Agency Mortgage-Backed Securities	—	87,101,793	—	87,101,793
Preferred Securities	—	234,311	—	234,311
Short-Term Securities	271,926,187	—	—	271,926,187
U.S. Government Sponsored Agency Securities	—	737,829,770	—	737,829,770
U.S. Treasury Obligations	—	51,665,312	—	51,665,312
Warrants	—	12,166	—	12,166
Liabilities:
Investments:
TBA Sale Commitments	—	(50,631,493)	—	(50,631,493)

	$347,465,506	$1,550,249,734	$—	$1,897,715,240

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$25,725	$—	$25,725
Equity contracts	—	88,751,516	—	88,751,516
Foreign currency exchange contracts	—	3,611	—	3,611
Interest rate contracts	153,499	647,059	—	800,558
Liabilities:
Equity contracts	—	(983,324)	—	(983,324)
Interest rate contracts	(1,306,072)	(588,913)	—	(1,894,985)

	$(1,152,573)	$87,855,674	$—	$86,703,101

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	37

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock Systematic Multi-Strategy Fund

ASSETS
Investments at value — unaffiliated (cost — $1,659,926,965)	$1,676,420,546
Investments at value — affiliated (cost — $271,926,187)	271,926,187
Cash pledged:
Collateral — OTC derivatives	3,640,000
Futures contracts	2,317,683
Centrally cleared swaps	2,618,000
Foreign currency at value (cost — $3,241,288)	3,302,434
Receivables:
Investments sold	1,643,924
TBA sale commitments	50,698,394
Capital shares sold	6,070,056
Dividends — affiliated	24,861
Dividends — unaffiliated	139,094
Interest — unaffiliated	7,237,175
Variation margin on futures contracts	245,831
Variation margin on centrally cleared swaps	145,962
Unrealized appreciation on:
Forward foreign currency exchange contracts	3,611
OTC swaps	88,753,852
Prepaid expenses	124,376

Total assets	2,115,311,986

LIABILITIES
Bank overdraft	138,837
Cash received as collateral — OTC derivatives	83,040,000
TBA sale commitments at value (cost — $50,737,374)	50,631,493
Payables:
Investments purchased	479,281,047
Administration fees	45,490
Capital shares redeemed	1,020,890
Investment advisory fees	871,568
Other accrued expenses	452,468
Service and distribution fees	23,311
Variation margin on futures contracts	239,322
Unrealized depreciation on OTC swaps	994,783

Total liabilities	616,739,209

NET ASSETS	$1,498,572,777

NET ASSETS CONSIST OF
Paid-in capital	$1,459,619,270
Accumulated earnings	38,953,507

NET ASSETS	$1,498,572,777

Institutional
Net assets	$1,384,631,675

Shares outstanding(a)	134,793,523

Net asset value	$10.27

Investor A
Net assets	$112,989,187

Shares outstanding(a)	11,019,327

Net asset value	$10.25

Investor C
Net assets	$951,915

Shares outstanding(a)	93,033

Net asset value	$10.23

(a)	Unlimited number of shares authorized, $0.001 par value

See notes to financial statements.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock Systematic Multi-Strategy Fund

INVESTMENT INCOME
Dividends — affiliated	$658,502
Dividends — unaffiliated	874,434
Interest — unaffiliated	10,173,046

Total investment income	11,705,982

EXPENSES
Investment advisory	3,557,607
Transfer agent — class specific	504,388
Administration	183,997
Service and distribution — class specific	115,325
Administration — class specific	89,516
Registration	76,328
Custodian	75,373
Professional	68,358
Accounting services	61,117
Printing	16,704
Directors and Officer	2,655
Miscellaneous	56,552

Total expenses	4,807,920
Less:
Fees waived and/or reimbursed by the Manager	(89,888)
Administration fees waived — class specific	(89,516)
Transfer agent fees waived and/or reimbursed — class specific	(260,765)

Total expenses after fees waived and/or reimbursed	4,367,751

Net investment income	7,338,231

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(2,990,404)
Forward foreign currency exchange contracts	123,941
Foreign currency transactions	(228,704)
Investments — unaffiliated	(2,855,227)
Swaps	(53,774,222)

(59,724,616)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(1,048,306)
Forward foreign currency exchange contracts	8,643
Foreign currency translations	57,884
Investments — unaffiliated	13,120,426
Swaps	88,041,495

100,180,142

Net realized and unrealized gain	40,455,526

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,793,757

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets

	BlackRock Systematic Multi-Strategy Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,338,231	$3,068,186
Net realized gain (loss)	(59,724,616)	896,449
Net change in unrealized appreciation (depreciation)	100,180,142	2,769,684

Net increase in net assets resulting from operations	47,793,757	6,734,319

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,347,053)	(7,814,178)
Investor A	(202,419)	(2,122,057)
Investor C	(612)	(7,685)

Decrease in net assets resulting from distributions to shareholders	(2,550,084)	(9,943,920)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,100,706,657	320,071,947

NET ASSETS
Total increase in net assets	1,145,950,330	316,862,346
Beginning of period	352,622,447	35,760,101

End of period	$1,498,572,777	$352,622,447

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund
	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,				Period from 05/19/15 (a) to 12/31/15
			2019	2018	2017	2016

Net asset value, beginning of period	$9.88		$9.47	$10.15	$9.61	$9.53	$10.00

Net investment income(b)	0.08		0.23	0.29	0.22	0.16	0.11
Net realized and unrealized gain (loss)	0.34		0.56	(0.12)	0.73	0.40	(0.46)

Net increase (decrease) from investment operations	0.42		0.79	0.17	0.95	0.56	(0.35)

Distributions(c)
From net investment income	(0.03)		(0.18)	(0.29)	(0.22)	(0.16)	(0.12)
From net realized gain	—		(0.20)	(0.56)	(0.19)	(0.32)	—

Total distributions	(0.03)		(0.38)	(0.85)	(0.41)	(0.48)	(0.12)

Net asset value, end of period	$10.27		$9.88	$9.47	$10.15	$9.61	$9.53

Total Return(d)
Based on net asset value	4.24	%(e)	8.43%	1.74%	10.00%	5.91%	(3.53	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.04	%(g)	1.29%	2.33%	2.16%	2.24%	2.05	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.95	%(g)	0.95%	0.95%	0.95%	1.19%	1.20	%(g)

Total expenses after fees waived and/or reimbursed and excluding excise tax	0.95	%(g)	0.95%	0.95%	0.95%	1.18%	1.20	%(g)

Net investment income	1.67	%(g)	2.27%	2.93%	2.19%	1.64%	1.79	%(g)

Supplemental Data
Net assets, end of period (000)	$1,384,632		$277,782	$32,961	$27,328	$25,588	$23,844

Portfolio turnover rate(i)(j)	300%		442%	426%	424%	722%	440%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,				Period from 05/19/15 (a) to 12/31/15
		2019	2018	2017	2016
Investments in underlying funds	0.04%	0.02%	0.01%	0.00%	0.02%	0.03%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 2.44%.
(i)	Excludes investments underlying the total return swaps.
(j)	Includes mortgage dollar rolls (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,				Period from 05/19/15 (a) to 12/31/15
		2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	171%	267%	220%	251%	488%	437%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund (continued)
	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,				Period from 05/19/15 (a) to 12/31/15
			2019	2018	2017	2016

Net asset value, beginning of period	$9.87		$9.46	$10.15	$9.60	$9.53	$10.00

Net investment income(b)	0.07		0.20	0.22	0.19	0.14	0.11
Net realized and unrealized gain (loss)	0.33		0.58	(0.09)	0.74	0.39	(0.48)

Net increase (decrease) from investment operations	0.40		0.78	0.13	0.93	0.53	(0.37)

Distributions(c)
From net investment income	(0.02)		(0.17)	(0.26)	(0.19)	(0.14)	(0.10)
From net realized gain	—		(0.20)	(0.56)	(0.19)	(0.32)	—

Total distributions	(0.02)		(0.37)	(0.82)	(0.38)	(0.46)	(0.10)

Net asset value, end of period	$10.25		$9.87	$9.46	$10.15	$9.60	$9.53

Total Return(d)
Based on net asset value	4.08	%(e)	8.25%	1.41%	9.83%	5.61%	(3.66	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.34	%(g)	1.60%	2.73%	2.63%	2.75%	2.42	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.20	%(g)	1.20%	1.20%	1.20%	1.42%	1.45	%(g)

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.20	%(g)	1.20%	1.20%	1.20%	1.42%	1.45	%(g)

Net investment income	1.39	%(g)	1.95%	2.21%	1.94%	1.46%	1.76	%(g)

Supplemental Data
Net assets, end of period (000)	$112,989		$74,536	$2,725	$1,469	$2,439	$311

Portfolio turnover rate(i)(j)	300%		442%	426%	424%	722%	440%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,				Period from 05/19/15 (a) to 12/31/15
		2019	2018	2017	2016
Investments in underlying funds	0.04%	0.02%	0.01%	0.00%	0.02%	0.03%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 2.81%.
(i)	Excludes investments underlying the total return swaps.
(j)	Includes mortgage dollar rolls (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,				Period from 05/19/15 (a) to 12/31/15
		2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	171%	267%	220%	251%	488%	437%

See notes to financial statements.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund (continued)
	Investor C
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,				Period from 05/19/15 (a) to 12/31/15
			2019	2018	2017	2016

Net asset value, beginning of period	$9.87		$9.47	$10.16	$9.58	$9.51	$10.00

Net investment income (loss)(b)	(0.18)		0.08	0.20	0.12	0.06	0.05
Net realized and unrealized gain (loss)	0.55		0.62	(0.14)	0.73	0.40	(0.47)

Net increase (decrease) from investment operations	0.37		0.70	0.06	0.85	0.46	(0.42)

Distributions(c)
From net investment income	(0.01)		(0.10)	(0.19)	(0.08)	(0.07)	(0.07)
From net realized gain	—		(0.20)	(0.56)	(0.19)	(0.32)	—

Total distributions	(0.01)		(0.30)	(0.75)	(0.27)	(0.39)	(0.07)

Net asset value, end of period	$10.23		$9.87	$9.47	$10.16	$9.58	$9.51

Total Return(d)
Based on net asset value	3.78	%(e)	7.43%	0.65%	8.97%	4.82%	(4.19	)%(e)

Ratios to Average Net Assets(f)
Total expenses	2.13	%(g)	2.51%	3.48%	3.30%	3.43%	3.31	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.95	%(g)	1.95%	1.95%	1.95%	2.19%	2.20	%(g)

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.95	%(g)	1.95%	1.95%	1.95%	2.18%	2.20	%(g)

Net investment income (loss)	(3.50	)%(g)	0.76%	2.01%	1.18%	0.64%	0.89	%(g)

Supplemental Data
Net assets, end of period (000)	$952		$305	$75	$67	$193	$71

Portfolio turnover rate(i)(j)	300%		442%	426%	424%	722%	440%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,				Period from 05/19/15 (a) to 12/31/15
		2019	2018	2017	2016
Investments in underlying funds	0.04%	0.02%	0.01%	0.00%	0.02%	0.03%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 3.70%.
(i)	Excludes investments underlying the total return swaps.
(j)	Includes mortgage dollar rolls (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,				Period from 05/19/15 (a) to 12/31/15
		2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	171%	267%	220%	251%	488%	437%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds IV (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Systematic Multi-Strategy Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Fund (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (unaudited) (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (unaudited) (continued)

currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.80%
$1 Billion — $3 Billion	0.75
$3 Billion — $5 Billion	0.72
$5 Billion — $10 Billion	0.70
Greater than $10 Billion	0.68

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fees	0.25%	0.25%
Distribution Fees	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$—	$113,106	$2,219	$115,325

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below:

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended June 30, 2020, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$80,424	$9,048	$44	$89,516

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Total
$242	$230	$31	$503

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$436,181	$67,786	$421	$504,388

Other Fees: For the six months ended June 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares was $3,853.

For the six months ended June 30, 2020, affiliates received CDSCs as follows:

Investor A	$17
Investor C	242

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $81,322.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C
0.95%	1.20%	1.95%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, amounts included in the Statement of Operations was $8,566.

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific respectively, in the Statement of Operations. For the six months ended June 30, 2020, the class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Investor C	Total
Administration Fees Waived — Class Specific	$80,424	$9,048	$44	$89,516
Transfer Agent Fees Waived and/or Reimbursed — Class Specific	214,908	45,556	301	260,765

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective May 19, 2022, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of June 30, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2020	2021	2022
Fund Level	$357,002	$347,082	$8,566
Institutional	8,833	74,405	295,332
Investor A	2,869	62,945	54,604
Investor C	126	388	345

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Trust may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$4,205,332	$—	$—

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments including paydowns/payups and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$4,046,340,242	$2,839,822,430
U.S. Government Securities	35,194,671	2,673,493

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,933,035,522

Gross unrealized appreciation	$120,726,317
Gross unrealized depreciation	(25,248,243)

Net unrealized appreciation (depreciation)	$95,478,074

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invest a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	118,601,100	$1,183,123,421	29,995,937	$301,017,705
Shares issued in reinvestment of distributions	225,758	2,212,429	689,657	6,834,059
Shares redeemed	(12,143,681)	(120,445,375)	(6,056,898)	(60,721,591)

Net increase	106,683,177	$1,064,890,475	24,628,696	$247,130,173

Investor A
Shares sold and automatic conversion of shares	5,603,942	$56,268,525	7,668,519	$76,759,083
Shares issued in reinvestment of distributions	20,668	202,341	213,591	2,116,330
Shares redeemed	(2,157,276)	(21,279,065)	(618,057)	(6,163,789)

Net increase	3,467,334	$35,191,801	7,264,053	$72,711,624

Investor C
Shares sold	76,565	$766,018	24,664	$247,082
Shares issued in reinvestment of distributions	63	612	715	7,080
Shares redeemed and automatic conversion of shares	(14,434)	(142,249)	(2,412)	(24,012)

Net increase	62,194	$624,381	22,967	$230,150

Total Net Increase	110,212,705	$1,100,706,657	31,915,716	$320,071,947

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	53

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds IV (the “Trust”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Systematic Multi-Strategy Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third-parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return benchmark. The Board noted that for the one-year, three-year, and since-inception periods reported, the Fund outperformed, outperformed, and underperformed, respectively, its benchmark total return. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its total return benchmark during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	55

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2021, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Distributor

BlackRock Investments, LLC

New York, NY 10022

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	57

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report Currency

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

Portfolio Abbreviations

EURIBOR	Euro Interbank Offered Rate

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

NVDR	Non-voting Depository Receipts

OTC	Over-the-Counter

PCL	Public Company Limited

SIBOR	Singapore Interbank Offered Rate

STIBOR	Stockholm Interbank Offered Rate

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	59

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SMS-6/20-SAR

Item 2	– Code of Ethics – Not Applicable to this semi-annual report

Item 3	– Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	– Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	– Audit Committee of Listed Registrants – Not Applicable

Item 6	– Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	– Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not

Applicable

Item 8	– Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	– Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not

Applicable

Item 10	– Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11	– Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13	– Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds IV

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds IV

Date: September 4, 2020

4